As filed with the Securities and Exchange Commission on May 31, 2011
1940 Act File No. 811-22565

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Center Coast Core MLP Fund I, LLC
(Exact Name of Registrant as Specified in Charter)

c/o Registered Fund Solutions, LLC
125 Maiden Lane
New York, NY 10038
(Address of Principal Executive Offices)

212-240-9721
(Registrant’s Telephone Number)

Victor Fontana
125 Maiden Lane
New York, NY 10038
(Name and Address of Agent for Service)

Copy to:
Joshua D. Deringer, Esq.
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
215-988-2700

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Center Coast Core MLP Fund I, LLC

LIMITED LIABILITY COMPANY UNITS

Center Coast Core MLP Fund I, LLC (the “Fund”) is a recently formed limited liability company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.  The Fund’s investment objective is to seek to provide investors with current income and long-term capital appreciation.  The Fund’s investments are expected to include Master Limited Partnership (“MLP”) common units and equity securities of "MLP affiliates” which the Fund's investment advisor defines as entities issuing MLP I-shares, general partners of MLPs and other entities that may own interests of MLPs (collectively, "MLP Positions"). The Fund does not intend to borrow funds for investment purposes. The Fund will invest more than 25% of its net assets in securities of companies in the energy sector, and, under normal circumstances, the Fund intends to invest at least 80% of its assets (including amounts borrowed, if any, for investment purposes) in "midstream" MLPs.  Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.  The Fund cannot guarantee that its investment objective will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful.  Investing in the Fund involves a high degree of risk.  See “GENERAL RISKS” and “SPECIAL RISKS PERTAINING TO INVESTMENTS IN MLPS” beginning on page 17.

This confidential private placement memorandum (the “Memorandum”) applies to the offering of units of limited liability company interests (“Units”) in the Fund.  The Units will generally be offered as of the first day of each calendar month.  No person who is admitted as a member of the Fund (a “Member”) will have the right to require the Fund to redeem its Units.  This Memorandum is not an offer to sell Units and is not soliciting an offer to buy Units in any state or jurisdiction where such offer or sale is not permitted.

If you purchase Units of the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”).  A copy of the LLC Agreement is attached as Appendix A to this Memorandum.

Investments in the Fund may be made only by “Eligible Investors” as defined herein.  See “ELIGIBLE INVESTORS.”

Units will not be listed on any securities exchange and it is not anticipated that a secondary market for Units will develop.  Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement.  Although the Fund may offer to repurchase Units from time to time, Units will not be redeemable at a Member’s option nor will they be exchangeable for units or shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Units.  Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

This Memorandum concisely provides information that you should know about the Fund before investing.  You are advised to read this Memorandum carefully and to retain it for future reference.  Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated May 31, 2011, has been filed with the SEC.  You can request a copy of the SAI without charge by writing to the Fund, c/o Registered Fund Solutions, LLC, 125 Maiden Lane, New York, NY 10038, or by calling the Fund at [______________].  The SAI is incorporated by reference into this Memorandum in its entirety.  The table of contents of the SAI appears on page 61 of this Memorandum.  You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov).  The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Neither the SEC nor any state securities commission has determined whether this Memorandum is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities.  Any representation to the contrary is a criminal offense.  This is a private offering made only pursuant to the exemptions provided by Rule 506 under Section 4(2) of the Securities Act of 1933, as amended.

GEORGIA SUBSCRIBERS.  These securities have been issued or sold in reliance on Paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such act or pursuant to an effective registration under such act.

You should not construe the contents of this Memorandum as legal, tax or financial advice.  You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Memorandum and the SAI.  The Fund has not authorized anyone to provide you with different information.  You should not assume that the information provided by this Memorandum is accurate as of any date other than the date shown below.

The date of this Memorandum is May 31, 2011

-i-

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund.  Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Memorandum, the SAI, and the LLC Agreement.

The Fund
The Fund is a Delaware limited liability company that is registered under the Investment Company Act, as a non-diversified, closed-end management investment company.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Investment Objective and Strategies
The Fund’s investment objective is to seek to provide investors with current income and long-term capital appreciation.

The Fund’s investments are expected to include Master Limited Partnership (“MLP”) common units and equity securities of "MLP affiliates” which the Fund's investment advisor defines as entities issuing MLP I-shares, general partners of MLPs and other entities that may own interests of MLPs (collectively, "MLP Positions"). While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 15 to 25 high quality MLP Positions which the Fund's investment advisor believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund does not intend to borrow funds for investment purposes. The Fund will invest more than 25% of its net assets in securities of companies in the energy sector, and, under normal circumstances, the Fund intends to invest at least 80% of its assets (including amounts borrowed, if any, for investment purposes) in "midstream" MLPs.  Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

The Fund's investment advisor, Center Coast Capital Advisors, LP (the "Advisor"), seeks to identify a portfolio of high quality MLPs. In managing the Fund's assets the Advisor uses a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by investors, the Advisor  may sell certain of the Fund’s assets.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act.  Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 10% of its net assets in cash or cash equivalents for extended periods of time.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful.

See “ADDITIONAL INVESTMENT POLICIES.”

Risk Factors
An investment in the Fund involves substantial risks and special considerations.  A discussion of the risks associated with an investment in the Fund can be found under “GENERAL RISKS” and “SPECIAL RISKS PERTAINING TO INVESTMENTS IN MLPS.”

Management
The Board of Managers of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.  See “MANAGEMENT OF THE FUND—The Board of Managers.”  To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund or any committee of such board.

The Advisor
Pursuant to an investment management agreement (the “Investment Management Agreement”), Center Coast Capital Advisors, LP, an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment advisor (the “Advisor”).

The Sponsor	Pursuant to a sponsor agreement (the “Sponsor Agreement”), Registered Fund Solutions, LLC, a Delaware limited liability company, serves as the Fund’s sponsor (the “Sponsor”).

Fund Administration
The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services.  The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses.  See “—Fees and Expenses” below.

Fees and Expenses
The Fund bears its own operating expenses (including, without limitation, its offering expenses).  A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee.  The Fund pays an investment management fee (the  “Investment Management Fee”) to the Advisor in consideration of the advisory and other services provided by the Advisor to the Fund.  The Fund pays the Advisor a monthly Investment Management Fee equal to 1.10% on an annualized basis of the Fund’s net assets as of each month-end, subject to certain adjustments.  The Investment Management Fee is paid to the Advisor out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.  For purposes of determining the Investment Management Fee payable to the Advisor for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Advisor for that month.  See “INVESTMENT MANAGEMENT FEE.”

Servicing Fee.  The Fund will pay the Advisor or one of its affiliates, in its capacity as the servicing agent (the “Servicing Agent”), a monthly servicing fee (the “Servicing Fee”), equal to 0.20% on an annualized basis of the Fund’s net asset value as of each month-end.  The Servicing Fee will be paid to the Servicing Agent out of the Fund’s assets and will decrease the net profits or increase the net losses of the Fund.  For purposes of determining the Servicing Fee, net asset value will be calculated prior to any reduction for fees and expenses for that month, including, without limitation, the Servicing Fee payable for that month.

Administration Fee.  The Fund pays the Administrator a minimum monthly administration fee of $5,000, or $60,000 on an annualized basis (the “Administration Fees”).    The Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore decrease the net profits or increase the net losses of the Fund.  The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services.  See “ADMINISTRATION.”

The Fund’s expenses incurred and to be incurred in connection with the initial offering of Units (the “Initial Closing”) will be amortized by the Fund over the 12-month period beginning on the commencement of operations.

The Advisor has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Advisor has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any acquired fund fees and expenses) do not exceed 1.60% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Advisor may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement has an initial one-year term.  See “FUND EXPENSES.”

Distributions
Under normal circumstances, the Fund intends to pay substantially all of its net investment income to Members through quarterly distributions.  Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLPs, interest from debt securities, and other payments on Fund investments, less Fund expenses.  You will receive distributions in the form of additional Units unless you elect to receive payment in cash.  You may make an annual election to receive payment in cash.  Your election will be effective for distributions paid during the next fiscal year after the Fund receives your written notice.  To cancel your election, simply send the Fund written notice and the cancellation will be effective for distributions paid during the next fiscal year after the Fund receives your written notice.  See “DISTRIBUTIONS.”

However, the Board may, in its sole discretion, cause distributions to be made to Members more or less frequently. Whether or not these distributions are made, however, each Member will generally be liable each year for applicable federal, state and local income taxes on the Member’s allocable share of the Fund’s taxable income, including income that flows up to the Fund from pass-through entities in which the Fund has invested.

Eligible Investors
Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”).  A natural person must generally have (i) an individual net worth, or joint net worth with that person’s spouse, in excess of $1,000,000 (exclusive of primary residence), or (ii) an individual income (exclusive of any income attributable to that person’s spouse) in excess of $200,000 for each of the past two years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same individual income level, or the same joint income level, as the case may be, in the current year; and a company must generally have total assets in excess of $5,000,000.    In addition, Units are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.  Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” Existing Members who request to purchase additional Units will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to the additional purchase.  See “ELIGIBLE INVESTORS.”

Purchasing Units
The minimum initial investment in the Fund by any investor is $250,000 and the minimum additional investment in the Fund by any investor is $50,000.  However, the Fund, in its sole discretion, may accept investments below these minimums.  Units may be purchased by principals and employees of the Advisor, the Sponsor, or their affiliates and their immediate family members without being subject to the minimum investment requirements.

Units are available to investors investing through accounts offered by registered investment advisers, as well as to principals and employees of the Advisor, the Sponsor, or their affiliates and their immediate family members.

Units will generally be offered for purchase as of the first day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion.  Subscriptions may be subject to a placement fee of 5.75% of the subscription amount.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.  Pending any closing, funds received from prospective investors will be placed in an escrow account with UMB Bank, N.A., the Fund’s escrow agent.  On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.  Any interest earned with respect to such escrow account will be paid to the Fund and allocated pro-rata among Members.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors.  The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Units at any time.  The Fund also reserves the right to suspend or terminate offerings of Units at any time.  Additional information regarding the subscription process is set forth under “PURCHASING UNITS.”

The Closing Date of the Initial Offering
The Initial Offering is expected to occur on or about July 1, 2011 (or such earlier or later date as the Advisor may determine).   The purchase price of Units sold on the Initial Closing will be $1,000 per Unit and thereafter the purchase price will be based on the net asset value per Unit as of the date such Units are purchased.  Fractions of Units will be issued to one one-thousandth of a Unit.

Repurchases of Units
No Member will have the right to require the Fund to redeem its Units.  The Fund from time to time may offer to repurchase Units pursuant to written tenders by the Members.

The Advisor anticipates recommending to the Board that the Fund conduct repurchase offers of no more than 20% of the Fund’s net assets on or about September 30, 2011, and thereafter quarterly on or about each March 31, June 30, September 30, and December 31, not to exceed the repurchase of 50% of the percentage of interests of the Fund per calendar year.  The Fund will make repurchase offers, if any, to all holders of Units.

Subject to the conditions described above, any repurchases of Units will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion.  The Fund may also elect to repurchase less than the full amount that a Member requests to be repurchased.  If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the amount tendered by each Member.

In determining whether the Fund should offer to repurchase Units from Members pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Advisor as well as a variety of other operational, business and economic factors.

In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Units. See “REPURCHASES OF UNITS.”

A Member who tenders some but not all of its Units for repurchase will be required to maintain a minimum capital account balance of $200,000.  Such minimum capital account balance requirement may be waived by the Board, in its sole discretion.  The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

Transfer Restrictions
A Member may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Units only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Member; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).  Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally will not consider consenting to a transfer of Units unless the transfer is:  (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account.  In connection with any request to transfer Units, the Fund may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Member and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “TRANSFERS OF UNITS.”

Taxes
The Fund will receive an opinion of counsel that, for federal income tax purposes, it will be treated as a partnership and not as an association taxable as a corporation, and also that based on a “facts and circumstances” analysis, it will not be treated as a publicly traded partnership taxable as a corporation.  Each Member will be required to include in the Member’s U.S. federal taxable income the Member’s allocable share of the Fund’s taxable income each year, regardless of whether the Fund makes a distribution to the Member in that year.  In addition, for a variety of reasons, a Member’s allocation of taxable income of the Fund in any year may be more or less than the amount of net profits allocated to the Member’s capital account for that year.  For the reasons described above and because, among other things, the Fund is not obligated to make distributions, Members may recognize substantial amounts of taxable income in each year, the taxes on which are substantially in excess of any distributions or repurchase proceeds from the Fund.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “CERTAIN TAX CONSIDERATIONS.”

Prospective investors should consult their own tax advisers with respect to the specific federal, state, local, U.S. and non-U.S. tax consequences of the purchase, ownership and disposal of Units and/or the filing requirements, if any, associated with the purchase, ownership and disposal of Units.

ERISA Plans and Other Tax-Exempt Entities
Prospective investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts, and Keogh plans, may purchase Units.  The Fund’s assets should not be considered to be “plan assets” for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended (the “Code”).

Because the Fund and the MLPs in which the Fund invests may incur debt in connection with the purchase of securities, futures and other investments, and because some of the investments of the Fund and the MLPs may be in pass-through entities that conduct trades or businesses, the Fund may generate income that is taxable to its tax-exempt Members as unrelated business taxable income (“UBTI”).  A tax-exempt Member may also recognize UBTI if it incurs indebtedness to finance its investment in the Fund.  The risk of UBTI may make an investment in the Fund undesirable for certain types of tax-exempt entities, including charitable remainder trusts.

An investment in the Fund by tax-exempt entities requires special consideration.  Trustees or administrators of such entities are urged to review carefully the matters discussed in this Memorandum and to consult with their tax advisers prior to making an investment in the Fund.  See “CERTAIN TAX CONSIDERATIONS.”

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.

Reports to Members
Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns.  The Fund will furnish to Members such information as soon as reasonably practicable after receipt of the necessary underlying information.  However, in the likely event that the Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such tax information to the Members for any given taxable year until after April 15 of the following year.  Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.

The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.  Members also will be sent reports regarding the Fund’s operations each quarter.  In addition, the Fund will distribute Schedule K-1 to Members in respect of each tax year, which will contain certain annual tax information.  See “REPORTS TO MEMBERS.”

Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on November 30. The Fund’s taxable year is the 12-month period ending on December 31.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Members  can expect to bear.

MEMBER TRANSACTION EXPENSES
Maximum Placement Fee (as a percentage of Subscription Amount)(1)	5.75%

ANNUAL EXPENSES (as a percentage of net asset value, except as noted)
Investment Management Fee(2)	1.10%
Servicing Fee(3)	0.20%
Other Expenses (including initial offering expenses) (4)	0.47%

Total Annual Expenses(5)	1.77%
Less: Amount Paid or Absorbed Under Expense Limitation Agreement	(0.17)%
Net Annual Expenses(5)	1.60%

(1)	Investors may be charged a placement fee of 5.75% of the subscription amount. See “PLACEMENT AGENT.”
(2)
The Investment Management Fee is equal to 1.10% on an annualized basis of the Fund’s net assets as of each month-end, subject to certain adjustments.. For purposes of determining the Investment Management Fee payable to the Advisor for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Advisor for that month.  See “INVESTMENT MANAGEMENT FEE” for additional information.

(3)	See “FUND SERVICING AGENT” for additional information.
(4)	Because the Fund is recently organized, Other Expenses (as defined below) is an estimate based on aggregate net assets of $50 million in the Fund.

(5)
The Advisor has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Advisor has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any acquired fund fees and expenses) do not exceed 1.60% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Advisor may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement has an initial one-year term.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly.  “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the first year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, escrow agent and custodian.  For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” “FUND SERVICING AGENT,” “REPURCHASES OF UNITS,” and “PURCHASING UNITS.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown.  The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies.  The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Units.

EXAMPLE

You Would Pay the Following Expenses Based on the Imposition of the 5.75% Placement Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$728	$1,085	$1,464	$2,526

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

USE OF PROCEEDS

The proceeds from the sale of Units of the Fund, not including the amount of any placement fees and the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments.  Such proceeds will be invested together with any interest earned in the Fund’s escrow account prior to the closing of the applicable offering.  See “PURCHASING UNITS—Purchase Terms.”  As a result of the size of the MLP market and the limited liquidity of certain MLP securities, it may take a period of time before the Fund can accumulate positions in such securities.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds.  In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity.  The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund seeks to provide investors with current income and long-term capital appreciation.  The Fund’s investment objective is not fundamental and may be changed by the Fund’s Board without the vote of a majority (as defined by the Investment Company Act of 1940, as amended (“Investment Company Act”)) of the Fund’s outstanding Units.

Investment Strategies

The Fund’s investments are expected to include Master Limited Partnership (“MLP”) common units and equity securities of "MLP affiliates” which the Advisor defines as entities issuing MLP I-shares, general partners of MLPs and other entities that may own interests of MLPs (collectively, "MLP Positions"). While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 15 to 25 high quality MLP Positions which the Advisor believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund does not intend to borrow funds for investment purposes.  The Fund will concentrate (i.e., invest more than 25% of its net assets) in securities of companies in the energy sector, and, under normal circumstances, the Fund intends to invest at least 80% of its assets (including amounts borrowed, if any, for investment purposes) in "midstream" MLPs.  Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

DESCRIPTION OF MASTER LIMITED PARTNERSHIPS

Master Limited Partnerships

An MLP is an entity receiving partnership taxation treatment under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. MLPs are generally organized under state law as limited partnerships or limited liability companies. To qualify as a master limited partnership, a publicly traded entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Due to their partnership treatment, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their allocable shares of the MLPs’ income and gains.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”) (usually the general partner) are generally eligible to receive incentive distributions if the general partner operates the business of the MLP in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs generally receive an increasingly higher percentage of the incremental cash distributions.

MLP I-Shares

MLP I-shares (“I-Shares”) represent ownership interests issued by MLP affiliates. The affiliate issuing the I-Shares uses the proceeds from the sale of the I-Shares to purchase limited partnership interests in an MLP in the form of I-units, which have similar features as MLP common units in terms of voting rights, liquidation preferences and distributions, except that distributions by an MLP to an I-unit holder are made in the form of additional I-units, generally equal in value to the cash distributed to a common unit holder of the MLP. Distributions to an I-Share holder are made in the form of additional I-Shares, generally equal in value to the value of I-units distributed to the I-Share issuer.

INVESTMENT PROCESS OVERVIEW

The Advisor seeks to identify a portfolio of high quality MLPs based on the Advisor’s assessment of the MLPs’ durability of cash flows, relative market valuation and growth potential. In managing the Fund’s assets the Advisor uses a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer.

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The Advisor’s security selection begins with a two step process. The Advisor first establishes a universe of high quality MLPs (i.e., MLPs with strong risk adjusted returns and stable and growing cash distributions) utilizing a proprietary multifactor model, and then strategically weights those companies using financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.

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Next the Advisor evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Advisor also assesses management quality, drawing on its previous experience with many of the MLPs’ management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and ability to execute those plans. The Advisor also includes in the diligence process an assessment of the trading dynamics of the securities issued by the MLPs, including liquidity, identification of fund flow from institutional investors with large holdings in the MLPs, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

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The Advisor then ranks, weights and invests in MLPs based on the Advisor’s assessment of the durability of their cash flows, relative market valuation and growth potential.  Upon completion of the due diligence process, the Advisor selects investments for inclusion in the Fund’s portfolio based on what the Advisor believes to be attractive valuations, durable cash flows and transparent and realizable growth opportunities.

The Advisor will sell an investment if, among other things, it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk or other investments with more attractive valuations and return characteristics are identified.

ADDITIONAL INVESTMENT POLICIES

Liquidity Management

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act.  Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 10% of its net assets in cash or cash equivalents for extended periods of time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by investors, the Advisor may sell certain of the Fund’s assets on the Fund's behalf.

There can be no assurance that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “GENERAL RISKS” and “SPECIAL RISKS PERTAINING TO INVESTMENTS IN MLPS.”

Borrowing by the Fund

The Fund does not intend to borrow funds for investment purposes.  The Fund may borrow money for temporary or emergency purposes; to pay operating expenses, including without limitation, the Investment Management Fee; or to fund repurchases of Units.  Such borrowing may be accomplished through credit facilities or derivative instruments or by other means.  Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock.  The Investment Company Act also provides that the Fund may not declare distributions, or purchase its Units (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable.  The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money.  The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Temporary and Defensive Strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions to attempt to reduce volatility caused by adverse market, economic, or other conditions which, in the judgment of the Advisor, could result in the longer-term impairment of the Fund’s assets.  Any such temporary or defensive positions could prevent the Fund from achieving its investment objective.  In addition, Fund may, in the Advisor’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Advisor.  Subject to applicable law, the Fund may hold cash, cash equivalents, certain other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions, expenses of the Fund or other operational needs.    See “USE OF PROCEEDS.”

During a temporary defensive period, the Fund may, without limitation, hold cash, cash equivalents, certain other short-term securities or invest its assets in money market instruments and repurchase agreements in respect of those instruments and on a more limited basis may use various strategies in order to hedge the portfolio and mitigate risks.  These strategies may be executed through the use of derivative contracts including the purchase and sale of exchange-listed and over-the-counter put and call options on securities and equity and fixed-income indices, and other instruments including exchange-traded funds and exchange-traded notes. The Fund may also engage in short sales and total return swaps with certain counterparties that offer returns based upon the underlying performance of a single security or a basket of securities. The Fund may also enter into other derivative transactions including new techniques, instruments or strategies that are permitted as regulatory changes occur.  See “ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS” in the Fund’s SAI.

Futures Transactions

The Fund intends to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.  The  Commodity Futures Trading Commission (“CFTC”) has proposed rulemaking which, if enacted, could limit or eliminate exemptions relied upon by the Fund.

GENERAL RISKS

The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Units are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund.

Recently Organized Fund; Limited Operating History

The Fund is a recently formed entity and has a limited independent operating history upon which prospective investors in the Fund can evaluate their likely performance.  Further, the results of other funds or accounts managed by the Advisor or its affiliates, which have or have had an investment objective similar to or different from that of the Fund may not be indicative of the results that the Fund may achieve.

Dependence on the Advisor

The Advisor has the authority and responsibility for asset allocation, the selection of MLPs and all other investment decisions for the Fund.  The success of the Fund depends upon the ability of the Advisor to develop and implement investment strategies that achieve the investment objective of the Fund. Members will have no right or power to participate in the management or control of the Fund.  There can be no assurance that the Advisor will be able to select or implement successful strategies or achieve their respective investment objectives.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Units

The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle.  You should not invest in this Fund if you need a liquid investment.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

The Fund does not intend to list its Units for trading on any national securities exchange.  There is no secondary trading market for Units, and none is expected to develop.  Units are, therefore, not readily marketable.  Because the Fund is a closed-end investment company, its Units are not redeemable at the option of Members and they are not exchangeable for units of any other fund.  Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Units at their net asset value (after all applicable fees), and the Advisor intends to recommend that, in normal market circumstances, the Board conduct repurchase offers of no more than 20% of the applicable fund’s net assets on or about September 30, 2011, and thereafter quarterly on or about each March 31, June 30, September 30, and December 31, not to exceed the repurchase of 50% of the percentage of interests of the Fund per calendar year.  Units are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all the Units that Members tender due to the illiquidity of the Fund’s portfolio or if the Members request the Fund to repurchase more Units than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Members may be unable to tender Units for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which Members must submit a request to have their Units repurchased and the date they can expect to receive payment for their Units from the Fund.  Members whose Units are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Units are valued for purposes of such repurchase.  Members will have to decide whether to request that the Fund repurchase their Units without the benefit of having current information regarding the value of Units on a date proximate to the date on which Units are valued by the Fund for purposes of effecting such repurchases.  See “REPURCHASES OF UNITS.”

Further, repurchases of Units, if any, may be suspended, postponed or terminated by the Board under certain circumstances.  See “REPURCHASES OF UNITS—Periodic Repurchases.”  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and the underlying investments of the Fund.  Also, because Units will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members unless called for under the provisions of the Investment Company Act.

Payment In-Kind For Repurchased Units

The Fund generally expects to distribute to the holder of Units that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase.  See “REPURCHASES OF UNITS—Periodic Repurchases.”  However, there can be no assurance that the Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Units.  The Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund.  For example, the MLPs in which the Fund invests may be illiquid or difficult to value.  In such circumstances, the Advisor would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Members.  In the event that the Fund makes such a distribution of securities, Members will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Non-Diversified Status

The Fund is a “non-diversified” management investment company.  Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested in the securities of any one issuer.  Consequently, if one or more MLPs are allocated a relatively large percentage of the Fund’s assets, losses suffered by such MLPs could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of MLPs.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators.  The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s and the Advisor’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Advisor, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Substantial Repurchases

Substantial requests for the Fund to repurchase Units could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base.  This could have a material adverse effect on the value of the Units.

Dilution from Subsequent Offerings of Units

The Fund may accept additional subscriptions for Units as determined by the Board, in its sole discretion.  Additional purchases will dilute the interests of existing Members in the Fund’s portfolio prior to such purchases, which could have an adverse impact on the existing Members’ interests in the Fund if subsequent investments underperform the prior investments.

Reporting Requirements

Members who beneficially own Units that constitute more than 5% or 10% of the Fund’s Units are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.  These include requirements to file certain reports with the SEC.  The Fund has no obligation to file such reports on behalf of such Members or to notify Members that such reports are required to be made.  Members who may be subject to such requirements should consult with their legal advisors.

SPECIAL RISKS PERTAINING TO INVESTMENTS IN MLPS

This section discusses certain risks related to the fact that the Fund invests in MLPs.

Risks of Investing in MLP Units

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP's general partner, and capital markets risk.

Energy Sector Concentration Risks

A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy sector of the economy. As a result, the Fund will be susceptible to adverse economic or regulatory occurrences affecting the energy sector. Risks associated with investments in MLPs and other companies operating in the energy sector include but are not limited to the following risks.

Commodity Risk. MLPs and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

Supply and Demand Risk. MLPs and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities.

Regulatory Risk. MLPs and other companies operating in the energy sector are subject to significant regulation of their operations by federal, state and local governmental agencies.

Acquisition Risk. MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner.

Extreme Weather Risk. Weather plays a role in the seasonality of some MLPs’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those MLPs.

Catastrophic Event Risk. MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy sector.

Tax Risk

Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, must include its allocable share of the partnership’s income, gains, losses, deductions, expenses and credits. Partnership distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the distributee partner’s basis in its partnership interest. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the net asset value per share (“NAV”) of the Fund's shares.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP for federal income tax purposes, regardless of whether the MLP distributes cash to the Fund. Similarly, a Member will be required to include in its taxable income the Member’s allocable share of the income, gains, losses, deductions and expenses (“Tax Items”) allocated to the Fund by the MLPs for federal income tax purposes, regardless of whether the Fund distributes cash to the Member.  In turn, a Member will be required to include in its taxable income the Member’s allocable share of the Fund’s Tax Items regardless of whether the Fund distributes cash.  Accordingly, a Member’s tax liability attributable to its Units could exceed the amount of cash distributed by the Fund.

Liquidity Risk

MLP common units and equity securities of MLP affiliates, including I-Shares, often trade on national securities exchanges. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments. This may also adversely affect the Fund's ability to remit dividend payments to Members.

Issuer Risk

The Fund can be affected by the particular circumstances and performance of MLP units and other equity securities of particular companies held by the Fund. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by the Fund may be highly leveraged.  Leverage may have important adverse consequences to these companies and the Fund as an investor.  These companies may be subject to restrictive financial and operating covenants.  The leverage may impair these companies’ ability to finance their future operations and capital needs.  As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited.  A leveraged company’s gross income and expenses and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Limits of Risks Disclosure

The above discussions and the discussions in the SAI relating to various risks associated with the Fund and Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund.  Prospective investors should read this entire Memorandum, the SAI, and the LLC Agreement and should consult with their own advisers before deciding whether to invest in the Fund.  In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Memorandum.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The Board of Managers

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Members.  A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Managers”).  To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, or service providers.  See “BOARD OF MANAGERS AND OFFICERS” in the Fund’s SAI for the identities of the Managers and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Advisor

Pursuant to the Investment Management Agreement, Center Coast Capital Advisors, LP, 1100 Louisiana Street, Suite 4550, Houston, Texas 77002, serves as the Fund’s Advisor.  The Advisor is an investment advisor registered under the Advisers Act and focuses on energy infrastructure investments.  As of April 30, 2011, the Advisor manages approximately $150 million in assets.  The Advisor’s investment approach seeks to combine its energy sector operational expertise with financial market expertise to evaluate all relevant inputs needed to make sound investment decisions in MLPs. The Advisor manages MLP assets with a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer to create a portfolio of high quality MLPs with durable cash flows in order to seek to generate a high level of risk-adjusted return.

The Advisor and its affiliates serve as investment advisers to other funds that have investment programs which are similar to the investment program of the Fund, and the Advisor and/or its affiliates may in the future serve as an investment advisor or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund.  See “CONFLICTS OF INTEREST.”

Portfolio Management Team

The personnel of the Advisor who currently have primary responsibility for management of the Fund are:

Dan C. Tutcher is a founder and has been a Principal of Center Coast Capital Advisors, L.P. since its inception in 2007 and also serves on its Investment Committee.  Mr. Tutcher’s day to day responsibilities include monitoring Center Coast’s portfolio, providing recommendations on buy and sell activity, and reviewing Center Coast’s research & analysis.  Mr. Tutcher has 35 years of industry experience owning, operating and acquiring MLPs.  Prior to founding Center Coast, Mr. Tutcher was President of Enbridge Energy Company, Inc. and President and Director of Enbridge Energy Partners, L.P. (NYSE:EEP), one of the ten largest MLPs in terms of market capitalization as of March 31, 2011, from 2001 to 2006.  Before his experience at Enbridge, Mr. Tutcher founded and served as Chairman of the Board, President and Chief Executive Officer of MidCoast Energy Resources (AMEX:MRS), from its formation in 1992 until 2001, when Enbridge acquired MidCoast.  In addition, Mr. Tutcher has been involved in the design, construction and operation of petroleum pipelines and all types of petroleum equipment and storage, as well as oil and gas exploration and production for over 40 years.  Mr. Tutcher holds a B.B.A from Washburn University.

Robert T. Chisholm has 11 years of midstream energy industry experience and has served as Senior Portfolio Manager of Center Coast Capital Advisors, L.P. since joining the firm during its inception in 2007.  Mr. Chisholm’s day to day responsibilities include research & analysis of individual MLPs, quantitative & qualitative analysis of MLP holdings, and trading.  Mr. Chisholm also serves on the Investment Committee.  Previously, Mr. Chisholm was in Morgan Keegan’s Energy Investment Banking Division (from 2006 to 2007) and a Senior Project Advisor at Enbridge Energy Partners, LP (from 2002 to 2006), where he advised on over $8 billion of MLP mergers and acquisitions.  Mr. Chisholm began his career in the energy industry at Koch Industries, Inc. where he served in various roles in their Capital Market, Hydrocarbon and Midstream groups.  Mr. Chisholm holds an M.B.A from the McCombs School of Business at the University of Texas and a B.B.A in Finance from Texas Christian University.

Steven W. Sansom is a founder and has been a Principal of Center Coast Capital Advisors, LP since its inception in 2007 and also serves on its Investment Committee.  Mr. Sansom’s day to day responsibilities include collecting macroeconomic data, monitoring capital market activity, and measuring MLP fund flow.  Prior to joining Center Coast, from 2001 to present, Mr. Sansom was a co-founder and CEO of Green Square Capital, an independent asset management firm.  Mr. Sansom has 17 years of experience managing MLP separate accounts.  From 1993 to 2001, Mr. Sansom worked for Goldman Sachs’ Investment Management Division, where he became a Vice President in 1997 and served on the Investment Approach Committee.  Mr. Sansom began his investment career in the Global Capital Markets Division at Merrill Lynch. Mr. Sansom holds a B.B.A in Finance with honors from Else School of Management at Millsaps College.

Darrell L. Horn is a founder and has been a Principal of Center Coast Capital Advisors, LP since its inception in 2007 and also serves on its Investment Committee.  Mr. Horn’s day to day responsibilities include risk management, monitoring broader market activity, and providing recommendations for temporary defensive positions.  Mr. Horn has 21 years of investing in yield-oriented assets and has ten years of experience investing in MLPs.  Prior to joining Center Coast, from 2001 to present, Mr. Horn was a co-founder and Senior Managing Director of Green Square Capital, an independent asset management firm.  Prior to that, from 1998 to 2001, Mr. Horn was a Vice President in Goldman Sachs’ Investment Management Division as well as the Fixed Income, Currency and Commodities division.  Mr. Horn began his investment career in the Institutional Equity/Fixed Income Capital Markets at SunTrust Bank.  Mr. Horn holds a M.A in Economics from Vanderbilt University and a B.S. degree in Finance from Mississippi State University.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Investment Management Agreement

The Investment Management Agreement became effective as of May 31, 2011, and will continue in effect for an initial two-year term.  Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Managers of the Fund, cast in person at a meeting called for the purpose of voting on such approval.  See “VOTING.”  The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Advisor.  A discussion regarding the basis for the Board’s approval of the Investment Management Agreement, or any other investment advisory contracts, will be available in the Fund’s first report to Members.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund.  The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Advisor, or any partner, director, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

INVESTMENT MANAGEMENT FEE

The Fund pays to the Advisor an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Advisor to the Fund.  Pursuant to the Investment Management Agreement, the Fund pays the Advisor a monthly Investment Management Fee equal to 1.10% on an annualized basis of the Fund’s net assets as of each month-end, subject to certain adjustments.  The Investment Management Fee is paid to the Advisor out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund that are credited to or debited against each Member’s capital account, thereby decreasing the net profits or increasing the net losses of the Fund.  Net asset value means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Advisor for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Advisor for that month.  The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month.

SPONSOR

Registered Fund Solutions, LLC, a Delaware limited liability company, acts as the Fund’s sponsor pursuant to a sponsor agreement ("Sponsor Agreement") between the Fund and the Sponsor.   Pursuant to the terms of the Sponsor Agreement, the Sponsor is authorized to provide to the Fund sponsor services (“Sponsor Services”), including some or all of the following: (i) overseeing and periodically reviewing all of the service providers and professional firms - excluding the Advisor - to the Fund including but not limited to the Fund’s: administrator, accounting agent, transfer agent, custodian, compliance service, auditors, legal counsel, placement agent and insurance carriers; (ii) providing for and/or making arrangements for adequate meeting facilities for the Fund’s quarterly and periodic Board meetings as necessary; (iii) following relevant industry news, trends, important topics and best practices as they relate to investment products, providers, professional firms, technologies, services and regulatory/legal issues; and (iv) maintaining all books and records of the Fund required by Rule 31a-1 under the Investment Company Act (other than those records being maintained by the Fund’s administrator, custodian or transfer agent) and preserving such records for the periods prescribed therefore by Rule 31a-2 of the Investment Company Act.

The Sponsor does not currently receive a fee in consideration for the Sponsor Services provided.  However, if approved by the Board, the Sponsor may receive a fee in the future.  Pursuant to the Sponsor Agreement, the Sponsor will bear all of its own overhead expenses, including but not limited to rent, salaries, office equipment and communications expenses.  In addition, the Sponsor is responsible for the payment of the compensation and expenses of those Managers affiliated with the Sponsor, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

An affiliate of the Sponsor, HRC Fund Associates, LLC (“HRC”), receives a fee from the Advisor ranging from 25% to 50% of the Investment Management Fee and Servicing Fees earned by the Advisor, net of certain expenses, in consideration of the services provided by HRC in connection with the sale of Units and/or the services provided to Unit holders pursuant to a marketing agreement.  In addition, HRC may receive sales charges from the Fund’s Placement Agent for activities relating to the sale of Units pursuant to a wholesaling agreement for ongoing marketing and Member support services to dealer platforms.

PLACEMENT AGENT

Foreside Fund Services, LLC (the “Placement Agent”), whose principal business address is Three Canal Plaza, Portland, Maine 04101, acts as placement agent to the Fund on a best-efforts basis, subject to various conditions, pursuant to a placement agent agreement ("Placement Agent Agreement") between the Fund and the Placement Agent.

Units are offered with a maximum placement fee of 5.75% of the subscription amount.  The placement fee will be deducted out of the investor’s subscription amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund.  The Fund or Advisor may elect to reduce, otherwise modify or waive the Placement Fee with respect to any Member.  No placement fee is expected to be charged with respect to investments by the Advisor, its affiliates, and its directors, principals, officers and employees and their immediate family members,  and others in the Fund’s sole discretion. In addition, no placement fee will be charged to Center Coast Core MLP Fund II, LLC or any other Feeder fund that may invest in the Fund in the Future.

The Placement Agent is also responsible for selecting and entering into sub-placement agent agreements with brokers and dealers in connection with the offering of Units and for negotiating the terms of any such arrangements, pursuant to which the Placement Agent shall pay the placement fee to such third parties.

Neither the Placement Agent nor any other party is obligated to purchase any Units from the Fund.  There is no minimum aggregate number of Units required to be purchased.

The Advisor and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-placement agent agreements with the Placement Agent) from time to time in connection with the sale of Units and/or the services provided to Unit holders. These payments will be made out of the Advisor’s and/or its affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Units over other investment options.

Pursuant to the Placement Agent Agreement, the Placement Agent is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws.  The Placement Agent Agreement also provides that the Fund will indemnify the Placement Agent and its affiliates and certain other persons against certain liabilities.

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 803 W Michigan, Milwaukee, WI 53233, to provide administrative services, and to assist with operational needs.  The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”).  The Administrator is responsible directly or through its agents for, among other things, providing the following services to each of the Fund;  (1) maintaining a list of Members and generally performing all actions related to the issuance and repurchase of interests of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund in accordance with U.S. generally accepted accounting principles and procedures defined in consultation with the Advisor; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. generally accepted accounting principles, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund.  The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Advisor.

In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee of 5,000, or $60,000 on an annualized basis (the “Administration Fee”).  The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund, and receives a fee for transfer agency services.  The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund.  The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to such fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to such fund.

FUND SERVICING AGENT

The Advisor or one of its affiliates serves as the Fund's fund servicing agent (in such capacity, the "Servicing Agent").  Pursuant to the terms of a Fund Servicing Agreement (the "Servicing Agreement") that has been approved by the Board, the  Servicing Agent is responsible, either directly or through one of its affiliates or agents, for, among other things, providing various services not required to be performed by the Administrator or other service providers engaged by the Fund, which may include the following:  (1) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund and Member services; (2) as agreed from time to time with the Board in accordance with Rule 38a-1 under the Investment Company Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of the Fund; (3) providing the Fund with office space and office equipment and services including telephone service, heat, utilities, stationery supplies and similar items; (4) assisting in the establishment of Member accounts and providing ongoing account maintenance services to Members, including handling inquiries from Members regarding the Fund; (5) assisting in communicating with Members and providing information about the Fund, Units owned by Members, repurchase offers and other activities of the Fund; (6) assisting in enhancement of relations and communication between Members and the Fund; (7) handling Member inquiries and calls relating to administrative matters; (8) assisting in the maintenance of the Fund's records with respect to the Members; (9) assisting the Fund in providing or procuring accounting services for the Fund and Member capital accounts; (10) assisting in the administration of meetings of the Board and its committees and the Members; (11) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Members and the Fund, and the Fund and the Master Fund (or any successor thereto designated by the Fund); (12) assisting in arranging for, at the Fund's expense, the preparation of all required tax returns; (13) assisting in the periodic updating of the Fund's Confidential Private Placement Memorandum and statement of additional information, the preparation of proxy statements to Members, and the preparation of reports filed with regulatory authorities; (14) to the extent requested by the Board or officers of the Fund, negotiating changes to the terms and provisions of the Fund's custody, administration and escrow agreements; (15) providing information and assistance as requested in connection with the registration of the Fund's Units in accordance with state securities requirements; (16) providing assistance in connection with the preparation of the Fund's periodic financial statements and annual audit as reasonably requested by the Board or officers of the Fund or the Fund's independent accountants; and (17) supervising other aspects of the Fund's operations and providing other administrative services to the Fund.

The Servicing Agreement provides that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Servicing Agent and any partner, director, officer or employee of the Servicing Agent, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund.  The Servicing Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Servicing Agent, or any partner, director, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance or gross negligence of its obligations to the Fund.

In consideration for these services, the Fund will pay the Servicing  Agent a monthly servicing fee (the  "Servicing Fee"), equal to 0.20% on an annualized basis of the Fund’s net asset value as of each month-end.  For purposes of determining the Servicing Fee due to the Servicing Agent for any month, net asset value will be calculated prior to any reduction for any fees and expenses for that month, including, without limitation, the Servicing Fee payable for that month.  The Servicing Fee will be paid to the Servicing Agent out of the Fund's assets and will decrease the net profits or increase the net losses of the Fund.

CUSTODIAN

UMB Bank, N.A. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder.  Assets of the Fund are not held by the Advisor or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is 928 Grand Blvd., Kansas City, MO 64106.

FUND EXPENSES

The Fund will pay all of its expenses, or reimburse the Advisor or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Units; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee, the Servicing Fee and the Administration Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Units; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the LLC Agreement or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing Memorandums, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; member recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Advisor or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund.  The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under “SUMMARY OF THE LLC AGREEMENT—Limitation of Liability; Indemnification”); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of members (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Advisor will bear all of its expenses and costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of MLP Units.  In addition, the Advisor is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Advisor, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund’s expenses incurred and to be incurred in connection with the initial offering of Units will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date.  The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Units which will be expensed as they are incurred.  Offering costs cannot be deducted by the Fund or the Members.

The Advisor has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Advisor has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and any acquired fund fees and expenses) do not exceed 1.60% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Advisor may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement has an initial one-year term and will automatically renew for consecutive one-year terms thereafter unless sooner terminated.  After the initial one-year term, either the Fund or the Advisor may terminate the Expense Limitation Agreement upon 30 days’ written notice.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member’s capital account.

VOTING

Each Member will have the right to cast a number of votes, based on the value of such Member’s Units, at any meeting of Members called by the (i) Board or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members.  Except for the exercise of such voting privileges, Members will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

Affiliates

The Advisor and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Advisor and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Advisor, its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Units, each Member will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Advisor and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Advisor or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Advisor and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Advisor and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Advisor or its affiliates).  As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund.  To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Advisor have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund.  The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

OUTSTANDING SECURITIES

As of the date of this Memorandum there were no outstanding Units of the Fund.

REPURCHASES OF UNITS

No Right of Redemption

No Member (or other person holding Units acquired from a Member) will have the right to require the Fund to redeem its Units.  No public market exists for Units, and none is expected to develop.  Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Periodic Repurchases

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Units from Members, including the Advisor and its affiliates, pursuant to written tenders by Members.  The Advisor anticipates recommending to the Board that the Fund conduct repurchase offers of no more than 20% of the Fund’s net assets on or about September 30, 2011, and thereafter quarterly on or about each March 31, June 30, September 30, and December 31, not to exceed the repurchase of 50% of the percentage of interests of the Fund per calendar year.

Subject to the considerations described above, the aggregate value of Units to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Units.  The Fund may elect to repurchase less than the full amount that a Member requests to be repurchased.  If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Units tendered by each Member.

In determining whether the Fund should offer to repurchase Units from Members pursuant to written requests, the Board will consider the recommendation of the Advisor.  The Board also may consider the following factors, among others, in determining whether to repurchase Units and the amount of Units therein to be repurchased:

•	whether any Members have requested to tender interests in the Fund to the Fund;

•	the working capital and liquidity requirements of the Fund;

•	the relative sizes of the repurchase requests and the Fund;

•	the past practice of the Fund in repurchasing interests in the Fund;

•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences of any proposed repurchases of Units.

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 20% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund’s investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

Procedures for Repurchase of Units

Following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Units.

The Board will determine that the Fund will offer to repurchase Units pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Members.  The amount due to any Member whose Units are repurchased will be equal to the value of the Member’s capital account (or portion thereof being repurchased) based on the Fund’s net asset value as of the Valuation Date (as defined below), after reduction for all fees and expenses of the Fund for all periods through the Valuation Date (including, without limitation, the Investment Management Fee, Servicing Fee and Administration Fee); any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Units being repurchased.  If the Board determines that the Fund will offer to repurchase Units, written notice will be provided to Members that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Members should consider in deciding whether and how to participate in such repurchase opportunity.  The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion.  The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

Payment by the Fund upon a repurchase of Units will be made in the form of the Promissory Note (as defined below).  The Fund does not generally expect to distribute securities (other than the Promissory Note) as payment for repurchased Units except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Members.  Securities which are distributed in-kind in connection with a repurchase of Units may be illiquid.  Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis.  See “CALCULATION OF NET ASSET VALUE; VALUATION.”

In light of liquidity constraints associated with the Fund’s investments and the fact that the Fund may have to liquidate interests in such investments to pay for Units being repurchased in order to fund the repurchase of Units and due to other considerations applicable to the Fund, the Fund expects to employ the following additional repurchase procedures:

•
The value of Units being repurchased will be determined as of a date, determined by the Board, in its sole discretion, which is approximately 30 days, but in no event earlier than 30 days, after the Expiration Date (the “Valuation Date”), and any such repurchase will be effected as of the day after the Valuation Date (the “Repurchase Date”).   As discussed above, and subject to the considerations described above, it is expected that there will be a Repurchase Date on or about each March 31, June 30, September 30, and December 31 beginning on or about September 30, 2011.

•
As promptly as practicable after the Expiration Date, the Fund will give to each Member whose Units have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date in the manner specified above, of the repurchased Units.  The Promissory Notes will be held by the Administrator on behalf of each such Member. The determination of the value of Units as of the Valuation Date is subject to adjustment based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which such Valuation Date occurred.

•
The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for, among other things, the following payments.  The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 95% of the estimated aggregate value of the repurchased Units, determined as of the Valuation Date in the manner specified above.  The Initial Payment will be made approximately 30 days, but in no event earlier than 30 days, after the Valuation Date, provided that the Fund is entitled to postpone the payment in respect of any promissory note delivered thereto until ten business days after the Fund has received at least 95% of the aggregate amount anticipated to be received through pending liquidations of the Fund’s investments in order to fund repurchases of Units.

•
The second and final payment in respect of the Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Units, determined as of the Valuation Date in the manner specified above based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, over (ii) the Initial Payment.  It is anticipated that the annual audit of the financial statements of the Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

•
Notwithstanding anything in the foregoing to the contrary, if a Member, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Units as of the Valuation Date, the Final Payment in respect of such repurchase shall be made approximately 30 days, but in no event earlier than 30 days, after the Valuation Date, provided that the Fund is entitled to postpone payment until ten business days after the Fund has received at least 95% of the aggregate amount anticipated to be received through pending liquidations of the Fund’s investments in order to fund repurchases of Units.  Such payment shall be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Units, determined as of the Valuation Date in the manner specified above, based upon information known to the Fund as of the date of the Final Payment, over (ii) the Initial Payment.  If, based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Units were repurchased was incorrect, the Fund shall decrease such Member’s capital account balance by the amount of any overpayment and redeem for no additional consideration a number of Units having a value equal to such amount, or increase such Member’s capital account balance by the amount of any underpayment and issue for no additional consideration a number of Units having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits.

The repurchase of Units is subject to regulatory requirements imposed by the SEC.  The Fund’s repurchase procedures are intended to comply with such requirements.  However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.  Following the commencement of an offer to repurchase Units, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Managers, that such suspension, postponement or termination is advisable for the Fund and its Members, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund dispose of its investments or to determine its net asset value, and other unusual circumstances.

Each Member whose Units have been accepted for repurchase will continue to be a Member of the Fund until the Repurchase Date (and thereafter if the Member retains Units following such repurchase) and may exercise its voting rights with respect to the repurchased Units until the Repurchase Date.  Moreover, the capital account maintained in respect of a Member whose Units have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Member’s capital account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Upon its acceptance of tendered Units for repurchase, the Fund will maintain daily on its books a segregated account consisting of cash and/or liquid securities in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Units.

Payments for repurchased Units may require the Fund to liquidate investments earlier than the Advisor otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.  The Fund may, but need not, maintain cash or borrow money to meet repurchase requests.  Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

The Fund does not presently intend to impose any charges on the repurchase of Units.  However, the Fund is permitted to allocate to Members whose Units are repurchased, costs and charges incurred in connection with the liquidation of Fund investments, if the Advisor determines to liquidate such investments as a result of repurchase tenders by Members and such charges are imposed on the Fund.  In the event that any such charges are allocated to the Fund and subject to applicable law, the Fund may allocate such charges to the Members whose repurchase tenders resulted in such charges.

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum capital account balance of $200,000.  Such minimum capital account balance requirement may be waived by the Fund, in its sole discretion.  The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

In the event that the Advisor or any of its affiliates holds Units in its capacity as a Member, such Units may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Members.

Mandatory Redemption by the Fund

In accordance with the terms and conditions of the LLC Agreement, the Fund may cause a mandatory redemption of all or some of the Units of a Member, or any person acquiring Units from or through a Member, in the event that the Board determines or has reason to believe, in its sole discretion, that:  (i) that Member or person’s Units have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Member; (ii) ownership of the Units by such Member or other person will cause the Fund to be in violation of, or subject the Fund or the Advisor to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Units by such Member may be harmful or injurious to the business or reputation of the Fund or the Advisor, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of Units; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Member.

TRANSFERS OF UNITS

No person shall become a substituted Member of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion.  Units held by Members may be transferred only:  (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally will not consider consenting to a transfer of Units unless the transfer is:  (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents, or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.  See “ELIGIBLE INVESTORS.”  Notice of a proposed transfer of Units must also be accompanied by a properly completed subscription document in respect of the proposed transferee.  In connection with any request to transfer Units, the Fund may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.  The Board generally will not consent to a transfer of Units by a Member (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Units, the balance of the capital account of each of the transferee and transferor is less than $200,000.  Each transferring Member and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Units by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member, will be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the LLC Agreement and to tender the Units for repurchase by the Fund, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement.  If a Member transfers Units with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Board, the Advisor, the Sponsor, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the LLC Agreement or any misrepresentation made by that Member in connection with any such transfer.

CALCULATION OF NET ASSET VALUE; VALUATION

The Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a Unit is offered, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”).  In determining its net asset value, the Fund will value its investments as of the relevant Determination Date.  The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Valuation Committee will oversee the valuation of the Fund’s investments on behalf of the Fund.  The Board has approved valuation procedures for the Fund (the “Valuation Procedures”).

The Valuation Procedures provide that the Fund will value its investments at fair value.  Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date.  If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded.  Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined.   Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Advisor not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures.

Fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service.  Fixed-income securities for which market quotations are not readily available or are believed by the Advisor not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Advisor not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Advisor at amortized cost, which the Board has determined to approximate fair value.  All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Advisor not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures.  In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset.  The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.

The Advisor and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists.  Valuation determinations by the  Advisor  or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund.  Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Board or the Valuation Committee regarding appropriate valuations should prove incorrect.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

The Fund will maintain a separate capital account on its books for each Member.  As of any date, the capital account of a Member shall be equal to the net asset value per Unit as of such date, multiplied by the number of Units held by such Member.  Any amounts charged or debited against a Member’s capital account under the Fund’s ability to allocate special items, and to accrue reserves, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as a partial redemption of such Member’s Units for no additional consideration as of the date on which the Board determines such charge or debit is required to be made, and such Member’s Units shall be reduced thereby as appropriately determined by the Fund.  Any amounts credited to a Member’s capital account under the Fund’s ability to allocate special items and to accrue reserves, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as an issuance of additional Units to such Member for no additional consideration as of the date on which the Board determines such credit is required to be made, and such Member’s Units shall be increased thereby as appropriately determined by the Fund.

Allocation of Special Items — Certain Withholding Taxes and Other Expenditures

Withholding taxes or other tax obligations incurred by the Fund, directly or indirectly, that are attributable to any Member, as determined by the Fund, will be debited against the capital account of that Member as of the close of the accounting period during which the Fund paid or incurred those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes.  If the amount of those taxes is greater than the Member’s capital account as of the close of the accounting period, then the Member and any successor to the Member’s Units is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.  The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member.

Any expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Fund, will generally be charged to only those Members on whose behalf the expenditures or items are paid or incurred or whose circumstances gave rise to such expenditures or items.  These charges or items will be debited to the capital accounts of the applicable Members as of the close of the accounting period during which the items were paid or accrued by the Fund.

Reserves

Appropriate reserves may be created, accrued, and charged against net asset value and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund or the Board.  Reserves will be in such amounts (subject to increase or reduction) that the Fund or the Board may deem necessary or appropriate.  The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time and any such Member or former Member will be obligated to pay the amount of any such charge.

If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distribution or repurchases of Units) that was not accrued or reserved for but would nevertheless, in accordance with the Fund’s accounting practices, be treated as applicable to one or more prior accounting periods and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all Members at the time of payment or receipt, then such amount will be proportionately charged or credited, as appropriate, to those parties who were Members during such prior accounting period or periods.

Notwithstanding the foregoing (i) no former Member will be obligated to make a payment exceeding the amount of such Member’s capital account at the time to which the charge relates, and (ii) no such demand will be made after the expiration of three years from the date on which such party ceased to be a Member.  To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member as described above, the deficiency will be charged proportionately to the capital accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the capital accounts of the current Members.

DISTRIBUTIONS

Under normal circumstances, the Fund intends to pay substantially all of its net investment income to Members through quarterly distributions.  Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLPs, interest from debt securities, and other payments on Fund investments, less Fund expenses.  You will receive distributions in the form of additional Units unless you elect to receive payment in cash.  You may make an annual election to receive payment in cash.  Your election will be effective for distributions paid during the next fiscal year after the Fund receives your written notice.  To cancel your election, simply send the Fund written notice and the cancellation will be effective for distributions paid during the next fiscal year after the Fund receives your written notice.

However, the Board may, in its sole discretion, cause distributions to be made to Members more or less frequently. Whether or not these distributions are made, however, each Member will generally be liable each year for applicable federal, state and local income taxes on the Member’s allocable share of the Fund’s taxable income, including income that flows up to the Fund from pass-through entities in which the Fund has invested.

CERTAIN TAX CONSIDERATIONS

This summary was written to support the marketing of Units in the Fund.  It is not intended to be used and cannot be used for the purpose of avoiding penalties that may be imposed by any taxing authority with respect to an investment in the Fund.  You are therefore urged to seed advice based on your particular circumstances from an independent tax advisor.

The following summary describes certain significant U.S. federal income tax consequences of owning Units to investors that are U.S. persons, i.e., a citizen or resident of the United States, a corporation or partnership created or organized in the United States or any state thereof, or an estate or trust, the income of which is includible in income for federal income tax purposes regardless of its source or a trust with a valid election to be treated as a U. S. Person.  This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Units as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., tax-exempt and foreign investors and insurance companies) subject to special treatment under the federal income tax laws.  In addition, this summary does not address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Units.

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS ADVISED TO CONSULT WITH ITS OWN TAX ADVISOR WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF UNITS.

This summary is based on the Code as in effect on the date of this Memorandum, the U.S. Treasury Regulations promulgated thereunder (the “Treasury Regulations”), rulings of the U.S. Internal Revenue Service (the “Service”), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect.  The Fund has not sought a ruling from the Service or any other federal, state or local agency with respect to any of the tax issues affecting the Fund.

Partnership Status of Fund

The Fund has received an opinion of Drinker Biddle & Reath LLP, legal counsel to the Fund, that based on the provisions of the Code and Treasury Regulations, as in effect on the date of the opinion, other current applicable authority, and certain representations of the Fund, the Fund will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, a “publicly traded partnership” may be taxable as a corporation for federal income tax purposes.  A publicly traded partnership is any partnership the interests of which are traded on an established securities market or which are “readily tradable on a secondary market (or the substantial equivalent thereof).”  Under applicable Treasury Regulations, interests in a partnership are readily tradable on the substantial equivalent of a secondary market, if taking into account all facts and circumstances, the partners are readily able to buy, sell, exchange or redeem their interests in a manner that is economically comparable to trading on an established securities market.  The applicable Treasury Regulations further provide that interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof if (i) interests in the partnership are regularly quoted by any person, such as a broker or dealer making a market in the interests, (ii) any person regularly makes available to the public bid or offer quotes with respect to interests in the partnership and stands ready to effect buy or sell transactions at the quoted prices, (iii) interest holders in the partnership have a readily available, regular, and ongoing opportunity to sell or exchange their interests in the partnership through a public means of obtaining or providing information of offers to buy, sell or exchange interests in the partnership, or (iv) prospective buyers or sellers of interests in the partnership otherwise have an opportunity to buy or sell interests in a time frame and with the regularity and continuity that is comparable to the foregoing.  A plan of redemptions, such as the Fund’s plan to repurchase Units, whereby holders of interests in a partnership have readily available, regular, and ongoing opportunities to dispose of their interests, can be substantially equivalent to a secondary market under these rules.

Under the LLC Agreement, transfers of Units by Members, other than repurchases by the Fund, are generally restricted to “private transfers” and other transfers that cannot cause the Fund to be a publicly traded partnership.  The Treasury Regulations contain a safe harbor with respect to transfers pursuant to certain redemption plans.  The Fund’s plan to offer to repurchase Units on at most four days per year, with a Valuation Date no earlier than 60 days after the Expiration Date, at a price equal to the value of the Units as of the Valuation Date, is considerably more limiting than the timing and pricing delay provisions of the redemption plan safe harbor.  However, the Fund will not qualify for the redemption plan safe harbor in any year if more than 10% of the value of the Units are transferred (exclusive of “private transfers”) during that year.  Because the Fund may offer to repurchase more than 10% of the value of the Units in any year, the Fund may, in any year, fail to qualify for the redemption plan safe harbor.

Notwithstanding that the Fund may not qualify for the redemption plan safe harbor (or any other safe harbor) in any taxable year, the Treasury Regulations specifically provide that the failure to qualify for a safe harbor is disregarded for purposes of determining whether Units are publicly traded under a facts and circumstances analysis, and the Fund’s transfer restrictions and restricted redemption rights make the position of the Unit holders very different from the economic position that they would have been in if the Units were traded on a securities market.  Based on the foregoing and other relevant considerations, the Fund has received an opinion, that under a facts and circumstances analysis, the Fund will not be treated as a publicly traded partnership.

However, there is no case or ruling that holds that a partnership which has restricted redemption rights similar to those of the Fund is not a publicly traded partnership and the opinion of counsel described above will not be binding on the Service or the courts.  If it were determined that the Fund was a publicly traded partnership taxable as a corporation, the taxable income of the Fund from and after the time it became a publicly traded partnership would be subject to corporate federal income tax (as well as state and local taxes) when recognized by the Fund.  Moreover, distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the Fund’s current or accumulated earnings and profits; and Members would not be entitled to report profits or losses recognized by the Fund.

Taxation of the Fund and MLP Units

The Fund and the entities in which the Fund invests that are treated as partnerships for federal income tax purposes will not be subject to federal income tax, although they each will file an annual partnership information return with the Service, which will report the results of partnership operations.  The Fund’s items of income, gain, loss, deduction and credit will include the Fund’s allocable share of the items of income, gain, loss, deduction and credit of the MLP Positions.

Investments that are classified as corporations for federal income tax purposes and are organized in foreign jurisdictions will be subject to federal income tax on their net income that is effectively connected with a U.S. trade or business and U.S. withholding tax on certain non-effectively connected U.S. source income.  In general, the Fund will recognize taxable gain or loss when it disposes of stock in such a corporate investment.  Moreover, such a corporate investment will likely be treated as a “passive foreign investment company,” in which case, each Member will be required to pay tax at ordinary income rates (as determined under Section 1291 of the Code) on its allocable share of any gain recognized on the sale of its indirect interest in the relevant investment, plus a deemed interest charge (treated as an addition to tax) to reflect the deferral of income over the term for which the stock was held.  The deferred tax charge will not apply if the Fund elects to recognize its allocable share of the corporate investment’s income and gain annually.  No assurances can be given that such election will be available or that, if available, the Fund will make such election.

Taxation of Members

Each Member will be required to report on the Member’s federal income tax return the Member’s allocable share of each item of the Fund’s income, gain, loss, deduction and credit for each taxable year of the Fund ending with or within the Member’s taxable year.  See “—Allocations of Income, Gain, Loss, Deduction and Credit” below.  Each item generally will have the same character and source (either U.S. or foreign), as though the Member realized the item directly.  Members must report and pay taxes on these items regardless of the extent to which, or whether, the Members receive cash distributions from the Fund.  Moreover, investments in certain securities, such as original issue discount obligations, market discount obligations, Section 1256 Contracts (as defined below), preferred stock with redemption or repayment premiums, or stock of certain types of foreign corporations, such as a “controlled foreign corporation” or “passive foreign investment company,” could cause the Fund, and consequently the Members, to recognize taxable income without the Fund or the Members receiving any related cash distribution.  See “—Tax Treatment of Fund Investments—In General” and “—Tax Treatment of Fund Investments—‘Phantom Income’ from Investments” below.  An investment in a “passive foreign investment company” could also, in the absence of a specific election, cause a Member to pay a deferred tax and interest charge on income and gain that is treated as having been deferred.  In addition, because the net profits or net losses of the Fund that are allocated to a Member’s capital account reflect both gain and loss realized for federal income tax purposes and the unrealized appreciation and depreciation of investments, a Member’s share of the taxable income of the Fund in any year may be more or less than the amount of net profits or net losses allocated to the Member’s capital account for that year.

For the reasons described above and because, among other things, the Fund is not generally obligated to make distributions and Members may receive distributions in kind rather than in cash, Members may recognize substantial amounts of taxable income in each year, the taxes on which are substantially in excess of any distributions or repurchase proceeds from the Fund.

Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns.  The Fund will furnish to Members such information as soon as reasonably practicable after receipt of the necessary information from or in respect of the investments.  However, in the likely event that the Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year.  Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.

The Code generally allows certain partnerships with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items.  The Fund does not intend to make this election if it becomes available, but it reserves the right, in its sole discretion, to make the election if it determines that the election would be in the best interests of the Members.  In certain cases, it is possible that the election would have an adverse effect on the Members.

Tax-Exempt Investors

Because the Fund may incur debt in connection with the purchase of securities, futures and other investments, and because most of the investments of the Fund will be in pass-through entities that conduct trades or businesses, or which may incur acquisition indebtedness, the Fund expects to generate a substantial amount of income that is taxable as unrelated business taxable income (“UBTI”) to tax-exempt investors who invest directly in the Fund, or indirectly through a partnership or other pass-through entity.  In addition, a tax-exempt investor may recognize UBTI if it incurs indebtedness to finance its investment in the Fund.

Tax-exempt organizations and tax-qualified retirement plans, including, among other things, individual retirement accounts, will generally be required to pay income taxes, make estimated income tax payments, and file an income tax returns for any taxable years in which they have UBTI.  To file an income tax return, an individual retirement account may need to obtain a taxpayer identification number.  A charitable remainder trust that incurs UBTI will be required to pay a 100% federal excise tax on the amount of its UBTI and the charitable contribution deduction for charitable lead trusts and other trusts under Section 642(c) of the Code may be limited for any year in which the trusts have UBTI.  Additional tax considerations may also be applicable to private foundations and private operating foundations and other tax-exempt organizations.

Prospective investors that are individual retirement accounts, charitable remainder trusts, private foundations, and private operating foundations, as well as any other tax-exempt investors, should consult their own tax advisers with respect to the tax consequences of investing in, and receiving UBTI from, the Fund.

Distributions to a Withdrawing Member

In General

Subject to Section 751 of the Code (as discussed below), distributions to a Member by the Fund, other than in liquidation of all of the Member’s Units, will not result in the recognition of gain or loss by such Member, except that gain will be recognized to the extent that cash distributed exceeds the Member’s adjusted tax basis for the Member’s Units.  Because a Member’s basis in its Units is not adjusted for such Member’s share of the Fund’s income or loss until the end of the Fund’s taxable year, withdrawals during the year may have a different result than withdrawals at the end of the year.  Any such gain recognized will generally be treated as capital gain.  The gain or loss will be long term capital gain or loss if the Units have been held for more than one year.

On the complete liquidation of all of a Member’s Units, a Member that receives only cash (and other property treated as cash as described below) will recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis of the Member’s Units.  If a Member receives cash and other property, or only other property, the Member will not recognize loss but will recognize gain to the extent that the amount of cash received exceeds the adjusted tax basis of the Member’s Units.   Except as described below, any gain or loss recognized will generally be treated as capital gain or loss.

Under Section 751 of the Code, if a Member withdraws any amount of the Member’s capital account, a portion of the cash or other property received in the withdrawal will generally be considered received in exchange for the Member’s allocable share of the “unrealized receivables” or inventory (as defined under Section 751(c) of the Code) of the Fund, and the Member will generally recognize ordinary income equal to the amount of that share.  The Fund’s allocable share of depreciation recapture and inventory will be Section 751 assets and it is possible that a significant portion of any gain recognized will be ordinary income.

Distributions of Property

A partner’s receipt of a distribution of property from a partnership is generally not taxable.  Under Section 731 of the Code, however, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an “investment partnership” and the recipient is an “eligible partner” within the meaning of Section 731(c) of the Code.  The Fund will determine at the appropriate time whether it qualifies as an “investment partnership.”  Assuming that the Fund so qualifies, if a Member is an “eligible partner,” which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Allocations of Income, Gain, Loss, Deduction and Credit

Under the LLC Agreement, the net profits or net losses of the Fund for each accounting period are allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for federal income tax purposes.  The LLC Agreement provides that items of taxable income, deduction, gain, loss or credit actually recognized by the Fund for federal income tax purposes for each taxable year generally are to be allocated for federal income tax purposes among the Members pursuant to the principles of Treasury Regulations issued under Sections 704(b) and 704(c) of the Code, to reflect equitably the amounts of net profits or net losses of the Fund allocated to each Member’s capital account for the current and prior taxable years.

As discussed above, the Fund may, in its sole discretion, specially allocate items of Fund taxable income and gain or loss and deduction for a taxable year to a Member who has withdrawn all of the Member’s Units in the taxable year or who will withdraw all of its Units as of the first day of the next taxable year to the extent the Member’s book capital account differs from the adjusted tax basis of the Member’s Units at the time of the redemption.  If the Fund specially allocates items of Fund taxable loss and deduction to a withdrawing Member, the Fund’s taxable income and gain allocable to the remaining Members will be increased.  There can be no assurance that, if the Fund makes such special allocations, the Service will accept such allocations.  If such allocations are successfully challenged by the Service, the Fund’s items of income and gain or loss and deduction, as the case may be, allocable to the remaining Members will be increased.  If the Fund does not specially allocate items of Fund taxable income and gain to a withdrawing Member, the Fund’s income and gain allocable to the remaining Members will be increased.

Tax Treatment of Investments

In General

Subject to the treatment of certain transactions and the mark-to-market election described below, the Fund expects that its gains and losses relating to securities transactions typically will be capital gains and capital losses.  These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position was held and, in some cases, upon the nature of the transaction.  The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to certain futures contracts, certain foreign currency forward contracts and certain option contracts may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the recognition of certain gains or losses.  Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

The Fund may make investments through the use of derivative contracts such as swaps that may involve payments that would give rise to ordinary income or expense rather than be taken into account in computing gains and losses.  In respect of any such expenses, see “—Deductibility of Fund Investment Expenditures” below.  The federal income tax treatment of derivative contracts in which the Fund invests may be unclear, and there is no assurance that the tax treatment accorded those contracts by the Fund will be respected by the Service or a court reviewing the matter.  In the event of a successful challenge by the Service, Members’ taxable income from the Fund may be increased and the treatment of certain gains as long-term capital gains may be disallowed.

Additionally, the Fund will recognize ordinary income from the receipt and accruals of interest and dividends on securities.  The Fund may hold debt obligations with “original issue discount.”  In such case, the Fund will be required to include amounts in taxable income on a current basis even though receipt of such amounts occurred in a subsequent year.  The Fund may also acquire debt obligations with “market discount.”  Upon disposition by the Fund of a market discount obligation, the Fund generally will be required to treat gain recognized as interest income to the extent of the market discount that accrued during the period the debt obligation was held by the Fund or, alternatively, if a certain election is made, market discount generally will be included in income currently, as interest income, as the market discount accrues during such period.  The Fund may recognize ordinary income or loss with respect to the Fund’s investments in entities that are classified as partnerships for federal income tax purposes.  Gain and loss on foreign currencies, and on debt instruments, receivables and liabilities that are denominated in a foreign currency and that result from fluctuations in exchange rates, will also generally constitute ordinary income and loss.  Moreover, gain recognized from certain “conversion transactions” will be treated as ordinary income.  Under Section 1256 of the Code, certain futures contracts, certain foreign currency forward contracts and certain option contracts (collectively, “Section 1256 Contracts”) must be marked to market annually, and any gain or loss thereon, generally, is characterized as short-term capital gain or loss to the extent of 40% thereof and as long-term capital gain or loss to the extent of 60% thereof.

Deductibility of Fund Investment Expenditures

Subject to certain exceptions, all miscellaneous itemized deductions, as defined by the Code, of an individual taxpayer, and certain of such deductions of an estate or trust, including in each case a partner’s allocable share of any such deductions with respect to expenses incurred by a partnership, are deductible only to the extent that such deductions exceed 2% of the taxpayer’s adjusted gross income.  Moreover, expenses that are miscellaneous itemized deductions are not deductible by a noncorporate taxpayer in calculating alternative minimum tax liability.  The preceding limitations on deductibility do not apply to deductions attributable to a trade or business.  The trading of stocks or securities is generally considered engaging in a trade or business for this purpose while investing in stocks or securities is generally not so considered.

At the end of each taxable year, the Fund will determine the extent to which its expenses are attributable to a trade or business or are miscellaneous itemized deductions.  The Advisor, in the case of the Fund, and the manager or other authorized person, in the case of each Fund investment classified as a partnership for federal income tax purposes, will make this determination for the applicable entity.  There can be no assurance that the Service will agree with these determinations.

Operating expenses of the Fund, including the Investment Management Fee and any other amounts treated as compensation paid to the Advisor, as well as certain investment expenses of the Fund, including amounts paid in respect of certain swaps and other derivative contracts, to the extent not attributable to a trade or business, may be treated as miscellaneous itemized deductions subject to the foregoing rules or may be required to be capitalized.  Moreover, syndication expenses of the Fund (consisting of expenses attributable to the sales of Units), which are required to be capitalized for U.S. federal income tax purposes, are not amortizable for tax purposes.

No deduction is allowed for any sales charge paid by a Member to acquire Units; instead, any such fees will be included in the Member’s adjusted tax basis for the Units.

Under Section 163(d) of the Code, “investment interest” expense of a noncorporate taxpayer (including a partner’s allocable share of any such expense incurred by a partnership) is deductible only to the extent of the taxpayer’s “net investment income” (including a partner’s allocable share of any net investment income of a partnership).  For this purpose, net investment income does not include any long-term capital gain and dividends taxable at capital gain rates unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates.  Interest expense incurred by the Fund should constitute “investment interest” and accordingly may be subject to the foregoing limitation.

Losses

A Member may deduct the Member’s allocable share of the Fund’s losses only to the extent of the adjusted tax basis of the Member’s Units and in the case of individuals, certain noncorporate taxpayers and closely held corporations only to the extent of the Member’s amount “at risk” in the Fund as computed under Section 465 of the Code.  Generally, an investor's adjusted tax basis in an Unit is the amount paid for such Unit, reduced (but not below zero) by such investor's share of the Fund's distributions, losses and expenses, and increased by such investor's share of the Fund's liabilities, if any, and income and gain as determined for federal income tax purposes, including capital gains, with such reductions and increases made at the end of the Fund's taxable year. (Tax basis is also important because gain or loss on cash distributions or partial or complete withdrawals from the Fund is measured by reference to the adjusted tax basis of the investor's Unit, as discussed below).

Generally, an investor's "amount at risk" with respect to an Unit includes such investor's 1(1) cash contributions to the Fund; (2) the adjusted basis of other property contributed by such Member to the Fund; and (3) amounts borrowed for the purchase of an Unit or for use by or in the Fund for which such Member is personally liable or which are secured by property of such Member (not otherwise used by the Fund) to the extent of the fair market value of the encumbered property.  The "amount at risk" is increased by any income and gain (as determined for federal income tax purposes) derived by such Member from the Fund, and is decreased by any losses (as determined for federal income tax purposes) derived by such Member from the Fund and the 'amounts of any withdrawals or other distributions received by such Member from the Fund. For purposes of the foregoing, "loss" derived by an Member from the Fund is defined as the excess of allowable deductions for a taxable year allocated to such Member by the Fund over the amount of income actually received or accrued by such Member during that year from the Fund. A disallowed loss that is suspended in any taxable year may be deducted in later years to the extent that the investor's amount at risk increases.

It is possible that an Member may be at risk with respect to its Unit in an amount that is less than its tax basis in such Unit.  Under current law, the deduction of capital losses is limited to the extent of capital gains in the case of a corporation and to the extent of capital gains plus $3,000 in the case of an individual and certain other non-corporate taxpayers.

Application of Rules for Income and Losses from Passive Activities

The Code limits the deductibility of losses from a “passive activity” against income that is not derived from a passive activity.  This restriction applies to individuals, personal service corporations and certain closely held corporations.  Income or loss from the MLPs will generally be passive income or loss and is applied separately with respect to each publicly traded partnership. Accordingly, losses recognized by the Fund from one MLP may not be available to offset income from other MLPs owned by the Fund. Income or loss from securities and commodities trading (including trading in foreign currencies) or investing activity generally will not constitute income or loss from a passive activity.  Therefore, passive activity losses from other sources generally will not be deductable against a Member’s share of such income and gain.

Tax Elections; Returns; Audits

The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property (including cash) to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754.  The Fund, in its sole discretion, may make such an election.  Any such election, once made, cannot be revoked without the Service’s consent.  As a result of recently enacted legislation, however, downward basis adjustments of this sort are mandatory upon distributions of partnership property and transfers of partnership interests under certain circumstances.  The Fund may incur additional expenses for the reasons discussed above as a result of making any mandatory basis adjustments. Each partnership decides how to report the tax items on its information returns, and all partners are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency.  In the event the federal partnership income tax returns of the Fund are audited by the Service, the tax treatment of the Fund’s income and deductions generally will be determined at the Fund level in a single proceeding rather than by individual audits of the Members.  The Sponsor, who is designated as the “Tax Matters Partner,” has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members.  In addition, the Tax Matters Partner will generally have the authority to extend the statute of limitations relating to all Members’ tax liabilities with respect to Fund items and to bind certain Members to settlement agreements.  Similar partnership-level procedures will also generally apply in the event of an audit by the Service of the federal income tax returns of a Fund investment if that investment is treated as a partnership for federal income tax purposes.

Tax Return Disclosure and Investor List Requirements

Treasury Regulations directed at tax shelter activity require persons filing U.S. federal income tax returns to disclose certain information on IRS Form 8886 if they participate in a “reportable transaction.”  A transaction will be a “reportable transaction” if it is described in any of several categories of transactions, which include transactions that result in the incurrence of a loss or losses exceeding certain thresholds, that result in the existence of significant book-tax differences or that, in certain circumstances, are offered under conditions of confidentiality.  The Service has issued Revenue Procedures that may exempt many of the Fund’s transactions from the loss and book-tax difference categories of reportable transactions.  Nevertheless, Members may have disclosure obligations with respect to their indirect participation in reportable transactions through their investment in the Fund, particularly in respect of losses on certain foreign currency transactions.  The Fund shall use reasonable efforts to provide any information needed by a Member to satisfy such disclosure obligations.  In addition, a Member may have disclosure obligations with respect to its Units if the Member engages in a reportable transaction with respect to its Units.  Members should consult with their own tax advisors concerning such possible disclosure obligations.  Moreover, Members should be aware that if the Fund engages in any “reportable transactions,” the Fund itself would be obligated to disclose these transactions to the Service, and the Fund’s Advisor might be required to also disclose these transactions to the Service and to provide a list of investors to the Service if the Service so requests.  Significant penalties are imposed under the Code and the Treasury Regulations for failure to comply with these disclosure requirements.

State and Local Taxes

Prospective investors should also consider the potential state and local tax consequences of an investment in the Fund.  In addition to being taxed in his or her own state or locality of residence, a Member may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Fund or the MLPs have activities.  The Fund may be required to withhold state and local taxes on behalf of the Members.  Any amount withheld generally will be treated as a distribution to each particular Member.  However, an individual Member may be entitled to claim a credit on his or her resident state income tax return for the income taxes paid to the other jurisdictions.  Further, the Fund and the MLPs may be subject to state and/or local taxes.

Foreign Taxation

In general, the manner in which the Fund and its income will be subject to taxation in the various countries in which the Fund conducts investment activities will depend on whether the Fund is treated as having a trade or business in the particular country.  To the extent that the Fund invests in an operating company that conducts a trade or business in a particular country, the Fund or Members may be subject to taxation in that country if the operating company is treated as a pass-through entity in that country.

It is possible that certain amounts received from sources within foreign countries will be subject to withholding taxes imposed by those countries.  In addition, the Fund may also be subject to other withholding and capital gains, stamp duty or other taxes in some of the foreign countries where it purchases and sells securities and other instruments.  Tax treaties between certain countries and the United States, if applicable, may reduce or eliminate such taxes.  In many such circumstances, however, it may not be administratively feasible to claim such benefits, and the Board will have sole discretion as to whether the Fund will apply for benefits on behalf of itself or the Members under any tax treaty.  It is impossible to predict in advance the rate of foreign tax the Fund (or Members) will pay, because the amount of the Fund’s assets to be invested in various countries, and the ability of the Fund to reduce such taxes, is not known.

The Members will be informed by the Fund as to their proportionate share of the foreign income and withholding taxes paid by the Fund, or by operating companies in which the Fund invests that are treated as pass-through entities for U.S. federal income tax purposes, and the Members will generally be required to include those foreign tax amounts in their income for U.S. federal income tax purposes.  The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of those foreign taxes in computing their federal income taxes.  The availability of any such foreign tax credits may be reduced, however, to the extent that the foreign tax liabilities could have been reduced under a tax treaty even though the Fund concluded that the claiming of those tax treaty benefits was not administratively feasible.

It is possible that Members of the Fund might become subject to filing requirements with regard to tax owed in foreign jurisdictions as a result of activities of the Fund, or businesses in which the Fund invests, in those jurisdictions.  Members should consult with their tax advisors in this regard.

THE TAX AND OTHER MATTERS DESCRIBED IN THIS MEMORANDUM DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS.

ERISA CONSIDERATIONS

ERISA and the Code impose certain requirements on employee benefit plans to which ERISA applies, and on those persons who are fiduciaries with respect to such plans.  The Code imposes certain requirements on certain other plans (such as individual retirement accounts and Keogh plans) (and their fiduciaries) that, although not subject to ERISA, are subject to certain similar rules of the Code.  (Such employee benefit plans subject to ERISA and such other plans, collectively, “Plans.”)  In accordance with ERISA’s general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio.  Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets generally be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States.  Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.  In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan.  See “CERTAIN TAX CONSIDERATIONS.”

Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan (“parties in interest” within the meaning of ERISA and “disqualified persons” within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries.  These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans’ investment in the entity.  Certain prospective Plan investors may currently maintain relationships with the Advisor and/or entities that are affiliated with the Fund, and, as a result, one or more of such entities may be deemed to be a “party in interest” or “disqualified person” with respect to (including a fiduciary of) any such prospective Plan investor.

Because the Fund will be registered as an investment company under the Investment Company Act, the assets of the Fund will not be deemed to constitute Plan assets.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund.  Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF UNITS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISOR OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE UNITS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

BY PURCHASING UNITS, EACH OF THE PLAN UNIT HOLDERS WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) THE INVESTMENT BY SUCH PLAN UNIT HOLDER IN THE FUND IS PRUDENT FOR THE PLAN (TAKING INTO ACCOUNT ANY APPLICABLE LIQUIDITY AND DIVERSIFICATION REQUIREMENTS OF ERISA), (B) THE INVESTMENT IN THE FUND IS PERMITTED UNDER ERISA, THE CODE, OTHER APPLICABLE LAW AND THE GOVERNING PLAN DOCUMENTS, (C) NEITHER THE ADVISOR NOR ANY OF ITS AFFILIATES HAS ACTED AS A FIDUCIARY UNDER ERISA WITH RESPECT TO SUCH PURCHASE, (D) NO ADVICE PROVIDED BY THE ADVISOR OR ANY OF ITS AFFILIATES HAS FORMED A PRIMARY BASIS FOR ANY INVESTMENT DECISION BY SUCH PLAN UNIT HOLDER IN CONNECTION WITH SUCH PURCHASE AND (E) THE PURCHASE, HOLDING AND DISPOSITION OF THE UNITS WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF OTHER LAW FOR WHICH AN EXEMPTION IS NOT AVAILABLE.

ELIGIBLE INVESTORS

Each prospective investor in the Fund will be required to certify that it is a U.S. person for federal income tax purposes and an “accredited investor” within the meaning of Rule 501 under the Securities Act.  A natural person must generally have (i) an individual net worth, or joint net worth with that person’s spouse, in excess of $1,000,000 (exclusive of primary residence), or (ii) an individual income (exclusive of any income attributable to that person’s spouse) in excess of $200,000 for each of the past two years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same individual income level, or the same joint income level, as the case may be, in the current year; and a company must generally have total assets in excess of $5,000,000. Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.”  The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor.  Existing Members who wish to request to purchase additional Units will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.  An investment in the Fund may not be appropriate for certain types of tax-exempt entities, including CRUTs.  Tax-exempt entities should consult with their tax advisers prior to making an investment in the Fund.

PURCHASING UNITS

Purchase Terms

The minimum initial investment in the Fund by any investor is $250,000, and the minimum additional investment in the Fund by any Member is $50,000.  However, the Fund, in its sole discretion, may accept investments below these minimums.  Units may be purchased by principals and employees of the Advisor, the Sponsor, or their affiliates and their immediate family members without being subject to the minimum investment requirements.  The purchase price of Units sold on the Initial Closing will be $1,000 per Unit and thereafter the purchase price for Units will be based on the net asset value per Unit as of the date such Units are purchased.  Fractions of Units will be issued to one one-thousandth of a Unit.

Units will generally be offered for purchase as of the first day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion.  The Board may also suspend or terminate offerings of Units at any time, including, without limitation, in the event that the Fund has suspended or terminated offerings of Units.

Except as otherwise permitted by the Board, initial and subsequent purchases of Units will be payable in cash.  Each initial or subsequent purchase of Units will be payable in one installment which will generally be due (i) four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check.  A prospective investor must also submit a completed investor certification at least five business days before the Acceptance Date.  The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Units in the Fund at any time.  Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Member until cleared funds have been received.  In the event that cleared funds and/or a properly completed investor certification are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and investor certification for processing in the next offering.

Pending any offering, funds received from prospective investors will be placed in an escrow account with UMB Bank, N.A., the Fund’s escrow agent.  On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.  Any interest earned with respect to such escrow account will be paid to the Fund and allocated pro-rata among Members.

SUMMARY OF THE LLC AGREEMENT

An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement that is included as Appendix A to this Memorandum.  A prospective investor and his or her advisors should carefully review the LLC Agreement as each Member will agree to be bound by its terms and conditions.  The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Memorandum.  The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Members; Additional Classes of Units

Persons who purchase Units will be Members of the Fund.  The Advisor may invest in the Fund as a Member through separate capital accounts.

In addition, to the extent permitted by the Investment Company Act, the Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Units offered in this Memorandum.  The issuance of such additional classes of Units may require the Fund to obtain exemptive relief from the SEC.

Liability of Members

Under Delaware law and the LLC Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member, or the Board may reduce any amount payable by the Fund to a Member in respect of a redemption of Units, in accordance with the LLC Agreement in certain circumstances. See “REPURCHASES OF UNITS—Periodic Repurchases” and “CAPITAL ACCOUNTS AND ALLOCATIONS—Reserves.”

Limitation of Liability; Indemnification

The LLC Agreement provides that the members and former members of the Board, officers and former officers of the Fund, the Advisor and the Sponsor (as well as certain of their affiliates, among others) shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance or gross negligence of the duties involved in the conduct of their office or as otherwise required by applicable law.  The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board, officers and former officers of the Fund, the Advisor and the Sponsor (as well as certain of their affiliates, among others) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund.  None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member’s capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors.  The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board, officers and former officers of the Fund, the Advisor and the Sponsor, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Amendment of the LLC Agreement

The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Managers, if required by the Investment Company Act) and without the approval of the Members unless the approval of Members is required under the Investment Company Act.  However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of each Member materially adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by the Fund.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

(1)
upon the affirmative vote to dissolve the Fund by either (i) a majority of the members of the Board, or (ii) Members holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Members; or

(2)	as required by operation of law.

Upon the occurrence of any event of dissolution, one or more members of the Board or the Advisor, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more members of the Board or the Advisor to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets.  Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled “CAPITAL ACCOUNTS AND ALLOCATIONS.”

Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed:  (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Members; and (iii) finally to the Members (including the Advisor) proportionately in accordance with the balances in their respective capital accounts.  Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund.  The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Members.

REPORTS TO MEMBERS

Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns.  The Fund will furnish to Members such information as soon as reasonably practicable after receipt of the necessary underlying information.  However, in the likely event that the Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year.  Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.

The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.  Members also will be sent reports regarding the Fund’s operations each quarter. In addition, the Fund will distribute Schedule K-1 to Members in respect of each tax year, which will contain certain annual tax information.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on November 30.  The Fund’s taxable year is the 12-month period ending on December 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected Rothstein, Kass & Company of 4 Becker Farm Road, Roseland, NJ 07068, as the independent registered public accountants of the Fund.

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund, the Independent Managers (of the Fund and the Master Fund) and the Master Fund.

INQUIRIES

Inquires concerning the Fund and the Units (including procedures for purchasing Units) should be directed to:  [_____________].

TABLE OF CONTENTS OF SAI

APPENDIX A

CENTER COAST CORE MLP FUND I, LLC

LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of Center Coast Core MLP Fund I, LLC (the “Fund”) is dated and effective as of May 31, 2011 by and among Registered Fund Solutions, LLC, each member of the Board of Managers of the Fund, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

WITNESSETH:

WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of May 24, 2011 and filed with the Secretary of State of the State of Delaware on May 24, 2011.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE  I

DEFINITIONS & INTERPRETATIONS

The following definitions shall be equally applicable to both the singular and plural forms of the defined terms.  For purposes of this Agreement:

Section  1.1          “Accounting Period” means the period beginning upon the commencement of operations of the Fund and, thereafter, each period beginning on the day after the last day of the preceding Accounting Period and ending on the first to occur of the following:  (i) the last day of each calendar month; (ii) the last day of each taxable year of the Fund; (iii) the day preceding the effective date on which a contribution of capital is made to the Fund; (iv) the Valuation Date with respect to any repurchase of Units by the Fund, or the day preceding the effective date of any redemption of Units of any Member or the complete withdrawal by a Member; (v) the day preceding the day on which a substituted Member is admitted to the Fund; or (vi) the effective date on which any amount is credited to or debited from the Capital Account of any Member other than an amount to be credited to or debited from the Capital Accounts of all Members in accordance with their respective Investment Percentages.  The Fund’s final Accounting Period shall end on the effective date of the dissolution of the Fund.

Section  1.2          “Administration Agreement” means the administration agreement entered into between the Administrator and the Fund under which the Administrator will provide certain administrative services to the Fund in exchange for certain fees, as amended or restated from time to time.

Section  1.3          “Administration Fee” means the fee paid to the Administrator for its services out of the Fund’s assets.

Section  1.4          “Administrator” means UMB Fund Services, Inc., or any person who may hereafter, directly or indirectly, succeed or replace UMB Fund Services, Inc. as the administrator of the Fund.

Section  1.4          “Advisor” means Center Coast Capital Advisors, LP, or any person who may hereafter, directly or indirectly, succeed or replace Center Coast Capital Advisors, LP as the investment advisor of the Fund.

Section  1.5          “Advisers Act” means the Investment Advisers Act of 1940, as amended and the rules, regulations and orders thereunder from time to time, or any successor law.

Section  1.6          “Affiliate” means “affiliated person” as such term is defined in the Investment Company Act.

Section  1.7          “Agreement” means this Limited Liability Company Agreement, as amended or restated from time to time.

Section  1.8          “Board of Managers” means the Board of Managers established pursuant to Section 2.6 hereof.

Section  1.9          “Capital Account” means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.4 hereof.

Section  1.10        “Capital Contribution” means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

Section  1.11        “Certificate” means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Section  1.12        “Code” means the United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

Section  1.13        “Confidential Information” shall have the meaning set forth in Section 8.10.

Section  1.14        “Delaware Act” means the Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

Section  1.15        “Expiration Date” means a date set by the Board of Managers occurring no sooner than 20 business days after the commencement date of a repurchase offer, provided that such Expiration Date may be extended by the Board of Managers in its sole discretion.

Section  1.16        “Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any person or entity; costs and expenses for indemnification or contribution payable by the Fund to any person or entity (including, without limitation, pursuant to the indemnification obligations described under Section 3.7 of this Agreement); expenses of a reorganization, restructuring or merger of the Fund; expenses of holding, or soliciting proxies for, a meeting of Members (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

Section  1.17        “Final Payment” shall have the meaning set forth in Section 4.4.

Section  1.18        “Fiscal Year” means the period beginning on the commencement of operations of the Fund and ending on the first November 30 following such date, and thereafter each period commencing on December 1 of each year and ending on November 30 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board of Managers shall designate another fiscal year for the Fund.

Section  1.19        “Form N-2” means the Fund’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Section  1.20        “Fund” means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Section  1.21        “Independent Managers” means those Managers who are not “interested persons” of the Fund as such term is defined in the Investment Company Act.

Section  1.22        “Initial Closing Date” means the first date on or as of which a Member other than the Sponsor is admitted to the Fund.

Section  1.23        “Initial Payment” shall have the meaning set forth in Section 4.4.

Section  1.24        “Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Section  1.25        “Investment Management Agreement” means the investment management agreement entered into between the Fund and the investment advisor of the Fund, as amended or restated from time to time.

Section  1.26        “Investment Percentage” means as of any date of determination a percentage established for each Member on the Fund’s books, determined by dividing the number of Units owned by such Member as of such date of determination by the aggregate number of Units owned by all Members as of such date of determination.

Section  1.27        “Losses” shall have the meaning set forth in Section 3.7.

Section  1.28        “Manager” means each natural person who serves on the Board of Managers and any other natural person who, from time to time, pursuant to the terms of this Agreement shall serve on the Board of Managers.  Each Manager shall constitute a “manager” of the Fund within the meaning of the Delaware Act.

Section  1.29        “Member” means any person who shall have been admitted to the Fund as a member in such person’s capacity as a member of the Fund.  For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

Section  1.30        “NAV per Unit” as of any date of determination, shall be equal to the Net Asset Value of the Fund as of such date, divided by the number of Units outstanding on such date.

Section  1.31        “Net Asset Value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.

Section  1.32        “Organizational Expenses” means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the Investment Company Act, and the initial offering of Units.

Section  1.33        “Organizational Member” means Sponsor.

Section  1.34        “Person” or “person” means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

Section  1.35        “Placement Agent” means Foreside Fund Services, LLC, or any person who may hereafter directly or indirectly succeed or replace Foreside Fund Services, LLC as the placement agent of the Fund.

Section  1.36        “Placement Agent Agreement” means the placement agent agreement entered into between the Placement Agent and the Fund, as amended or restated from time to time.

Section  1.37        “Repurchase Date” means the day after the Valuation Date.

Section  1.38        “Securities” means securities (including, without limitation, equities, debt obligations, options, other “securities” as that term is defined in Section 2(a)(36) of the Investment Company Act), and other financial instruments of United States and non-U.S. entities and commodities, including, without limitation, capital stock; shares of beneficial interests; partnership interests and similar financial instruments; bonds, notes, debentures (whether subordinated, convertible or otherwise); currencies; commodities; interest rate, currency, commodity, equity and other derivative products, including, without limitation, (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and debt securities of foreign governments, other financial instruments and all other commodities, (ii) swaps, options, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements including brokerage account agreements relating to or securing such transactions; equipment lease certificates, equipment trust certificates; loans; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; open and closed-end registered and unregistered investment companies; money market funds; obligations of the United States or any state thereof, foreign governments and instrumentalities of any of them; commercial paper; and other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable.

Section  1.39        “Securities Transactions” shall have the meaning set forth in Section 2.5.

Section 1.40        “Servicing Agent” means Center Coast Capital Advisors, LP,  or any person who may hereafter directly or indirectly succeed or replace Center Coast Capital Advisors, LP as the servicing agent of the Fund.

Section 1.41         “Servicing Agreement” means the servicing agreement entered into between the Servicing Agent and the Fund, as amended or restated from time to time.

Section 1.42         “Servicing Fee” means the fee paid to the Servicing Agent out of the Fund’s assets.

Section  1.43        “Sponsor” means Registered Fund Solutions, LLC.

Section  1.44        “Sponsor Agreement” means the sponsor agreement entered into between the Sponsor and the Fund, as amended or restated from time to time.

Section  1.45        “Sponsor Fee” means the fee paid to the Sponsor for its services out of the Fund’s assets.

Section  1.46        “Transfer” means the assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of any Units or any portion of Units or beneficial or other interest in the Fund; verbs, adverbs or adjectives such as “Transfers,” “Transferred” and “Transferring” shall have correlative meanings.

Section  1.47        “Units” means the units of membership interest in the Fund.

Section  1.48        “Valuation Date” means the date on which the value of Units being repurchased will be determined by the Board of Managers in its sole discretion and which date shall be approximately 30 days, but in no event earlier than 30 days, after the Expiration Date.

ARTICLE  II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD OF MANAGERS

Section  2.1          Formation of Limited Liability Company.  The Organizational Member and any other person designated by the Board of Managers are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware.  The Board of Managers shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

Section  2.2          Name.  The name of the Fund shall be “Center Coast Core MLP Fund I, LLC” or such other name as the Board of Managers hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.  The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board of Managers.

Section  2.3          Principal and Registered Office.  The Fund shall have its principal office, at c/o Registered Fund Solutions, LLC, 125 Maiden Lane, New York, NY 10038, or at such other place designated from time to time by the Board of Managers.  The Fund shall have its registered office in the State of Delaware at 1209 Orange Street, Wilmington, Delaware 19801, and shall have The Corporation Trust Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers in accordance with the Delaware Act.

Section  2.4          Duration.  The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

Section  2.5          Business of the Fund.

(a)           The business of the Fund is (i) to purchase, sell (including short sales), invest and trade in Securities (collectively, “Securities Transactions”) and (ii) to engage in any financial or derivative transactions relating thereto or otherwise and to exercise such rights and powers as are permitted to be exercised by limited liability companies under the Delaware Act.  The officers of the Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out the Fund’s objectives or business.  Without limiting the foregoing, any officer of the Fund may from time to time make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(i)           any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(ii)         any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(iii)        all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           The Fund shall operate as a closed-end management investment company in accordance with the Investment Company Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

Section  2.6          The Board of Managers.

(a)           Prior to the Initial Closing Date, the Organizational Member may, in its sole discretion, designate and elect persons to serve as Managers on the Board of Managers.  Following the effectiveness of this Agreement, each Manager shall agree to be bound by all of the terms of this Agreement applicable to Managers.  The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers by Members, designate as a Manager any person who shall agree to the provisions of this Agreement pertaining to the obligations of Managers.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund.  The number of Managers shall be fixed from time to time by the Board of Managers.

(b)           Each Manager shall serve as a Manager for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof.  If any vacancy in the position of a Manager occurs, the remaining Managers may appoint a person to serve in such capacity, provided such appointment is in accordance with the Investment Company Act, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Members.  The Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so when required by the Investment Company Act, within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

(c)           In the event that no Manager remains, the Sponsor shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers.  If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

Section  2.7          Members.

(a)           The Board of Managers may admit one or more Members as of the beginning of each calendar month or at such other times as the Board of Managers may determine.  A Person may be admitted to the Fund as a Member without having signed this Agreement.  This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member.  The Board of Managers, in its sole and absolute discretion, may reject requests to purchase Units.  The Board of Managers may, in its sole discretion, suspend or terminate the offering of Units at any time.  The books and records of the Fund shall be revised to reflect the name and Capital Contribution of each Member that is admitted to the Fund.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent and all Members will be bound by such change notwithstanding any objection a Member may have.

Section  2.8          Organizational Member.  The initial Capital Contribution to the Fund by the Organizational Member shall be converted to Units as set forth in Section 5.2.  Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall be entitled to the return of all or a portion of its Capital Contribution, if any, without interest or deduction, and to withdraw from the Fund.

Section  2.9          Both Managers and Members.  A Member may at the same time be a Manager and a Member, the Advisor and a Member, or the Sponsor and a Member in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

Section  2.10        Limited Liability.  Except as otherwise provided under applicable law or in this Agreement, each Member will be liable for the debts, obligations and liabilities of the Fund only to the extent of its Capital Account balance.  To the fullest extent permitted under applicable law, the Managers and Sponsor shall not be liable for the Fund’s debts, obligations and liabilities.

ARTICLE  III

MANAGEMENT

Section  3.1          Management and Control.

(a)           Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder.  No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board of Managers.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each Manager of a closed-end management investment company registered under the Investment Company Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the Investment Company Act.  During any period in which the Fund shall have no Managers, the Advisor shall continue to serve as investment advisor to the Fund and the Sponsor shall have the authority to manage the business and affairs of the Fund, but only until such time as one or more Managers are elected by the Members or the Fund is dissolved in accordance with Section 6.1.  The Managers may make Capital Contributions and own Units.  Nothing herein shall prohibit a Manager from being a Member.

(b)           Members shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Delaware Act.

(c)           The Board of Managers may delegate to any Person, including without limitation the officers of the Fund designated pursuant to Section 3.2(c), the Advisor, the Sponsor, or any committee of the Board of Managers, any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

Section  3.2          Actions by the Board of Managers.

(a)           Unless otherwise provided in this Agreement, the Board of Managers shall act only:  (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the Investment Company Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the Investment Company Act, in person or by telephone) or (ii) by the written consent of a majority of the Managers without a meeting, if permissible under the Investment Company Act.

(b)           The Board of Managers may designate from time to time a Chairman who shall preside at all meetings.  Meetings of the Board of Managers may be called by the Chairman, the President of the Fund, or any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine.  Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Managers may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the Investment Company Act.  A majority of the Managers then in office shall constitute a quorum at any meeting.

(c)           The Board of Managers may designate from time to time agents and employees of the Fund or other Persons, including without limitation employees of the Advisor, Sponsor or their affiliates, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund with such titles as the Board of Managers shall determine.

Section  3.3          Meetings of Members.

(a)           Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Meetings of the Members may be called by the Board of Managers or by Members holding a majority of the total number of votes eligible to be cast by all Members as determined pursuant to clause (b) of this Section 3.3, and may be held at such time, date and place as the Board of Managers shall determine.  The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of this Agreement or of the Investment Company Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b)           Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member’s Investment Percentage (expressed as a numeral to the third decimal place).  The Board of Managers shall establish a record date not less than 10 nor more than 120 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)           A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

Section  3.4          Custody of Assets of the Fund.  The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the Investment Company Act and the Advisers Act.

Section  3.5          Other Activities.

(a)           None of the Managers shall be required to devote his or her full time to the affairs of the Fund, but each shall devote such time as may reasonably be required to perform his or her obligations under this Agreement.

(b)           Any Member, Manager, the Advisor, Sponsor or any of their Affiliates, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as managers, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No other Member or Manager shall have any rights in or to such activities, or any profits derived therefrom.

Section  3.6          Duty of Care.

(a)           No Manager, former Manager, officer or former officer of the Fund shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance or gross negligence involved in the conduct of such person’s office or as otherwise required by applicable law.

(b)           A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

Section  3.7          Indemnification.

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.  Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

(b)           Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

(c)           Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(d)           As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(e)             In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(f)           An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses, provided that Section 3.7(e) shall not limit the rights of the Fund pursuant to Section 2.10.

(g)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(h)           To the extent permitted by applicable law, the Advisor, the Sponsor, the Servicing Agent, the Placement Agent and the Administrator, and any other party serving as the investment advisor, sponsor, servicing agent, placement agent or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investment Management Agreement, the Sponsor Agreement, the Servicing Agreement, the Placement Agent Agreement, the Administration Agreement or any agreement between any such party and the Fund.

Section  3.8          Fees, Expenses and Reimbursement.

(a)             Subject to applicable law, the Advisor shall be entitled to receive such fees per services provided to the Fund as may be agreed to by the Advisor and the Fund pursuant to the Investment Management Agreement or such other agreements relating to such services.

(b)           The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Sponsor or any of its Affiliates for his or her services hereunder.  In addition, the Fund shall reimburse the Managers for reasonable travel and other out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(c)           The Fund shall bear all expenses incurred in its business or operations, other than those specifically assumed by another person.  Expenses to be borne by the Fund include, but are not limited to, the following:

(i)           fees and expenses in connection with the organization of the Fund and the offering and issuance of Units;

(ii)         all fees and expenses reasonably incurred in connection with the operation of the Fund;

(iii)        all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments;

(iv)        quotation or valuation expenses;

(v)         the Investment Management Fee;

(vi)        the Sponsor Fee;

(vii)       the Servicing Fee and the Administration Fee;

(viii)      brokerage commissions;

(ix)         interest and fees on any borrowings by the Fund;

(x)          professional fees (including, without limitation, expenses of consultants, experts and specialists);

(xi)         research expenses;

(xii)        fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel;

(xiii)       accounting, auditing and tax preparation expenses;

(xiv)      fees and expenses in connection with repurchase offers and any repurchases or redemptions of Units;

(xv)       taxes and governmental fees (including tax preparation fees);

(xvi)      fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund;

(xvii)     all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund;

(xviii)    bank service fees;

(xix)       costs and expenses relating to the amendment of this Agreement or the Fund’s other organizational documents;

(xx)        expenses of preparing, amending, printing, and distributing confidential memoranda, Statements of Additional Information (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials;

(xxi)       expenses of preparing, printing, and filing reports and other documents with government agencies;

(xxii)      expenses of Members’ meetings, including the solicitation of proxies in connection therewith;

(xxiii)     expenses of corporate data processing and related services;

(xxiv)     Member recordkeeping and Member account services, fees, and disbursements;

(xxv)      expenses relating to investor and public relations;

(xxvi)     fees and expenses of the members of the Board of Managers who are not employees of the Sponsor, the Advisor or their Affiliates;

(xxvii)    insurance premiums;

(xxviii)   Extraordinary Expenses; and

(xxix)      all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund.

The Sponsor, the Advisor and each of their Affiliates shall be entitled to reimbursement from the Fund for any of the above expenses that they pay on behalf of the Fund.

(d)           Subject to applicable law, the Fund may, alone or in conjunction with the Sponsor, the Advisor, their Affiliates or any investment vehicles or accounts for which the Sponsor, the Advisor or any of their Affiliates acts as general partner, managing member or investment advisor, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

ARTICLE  IV

TERMINATION OF STATUS OF MANAGERS;
TRANSFERS AND REPURCHASES

Section  4.1          Termination of Status of a Manager.  The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days’ prior written notice to the other Managers, unless the other Managers waive such notice); (iv) shall be removed under Section 4.2 hereof; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; (viii) shall have reached the mandatory age for retirement of a Manager that may from time to time be established by the Board of Managers; or (ix) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

Section  4.2          Removal of the Managers.  Any Manager may be removed with or without cause either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

Section  4.3          Transfer of Units of Members.

(a)           A Member’s Units or any other beneficial or other interest in the Fund may be Transferred only (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of such Member or (ii) with the consent of the Fund, which may be withheld in its sole discretion.

(b)           The Fund may not consent to a Transfer unless: (i) the person to whom such Transfer is made is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended, or successor rule thereto; and (ii) the Fund is provided with a properly completed investor certification in respect of the proposed transferee.  The Fund may also require the Member requesting the Transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Board of Managers as to such matters as the Board of Managers may reasonably request.

(c)           Any permitted transferee acquiring Units by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of the Member shall be entitled to the allocations and distributions allocable to such Units, to tender such Units thereof for repurchase by the Fund and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member in accordance with the terms of this Agreement, including, without limitation, Section 2.7 hereof.

(d)           If a Member Transfers Units with the approval of the Fund and all of the conditions to such Transfer have been satisfied, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom such Units are Transferred is admitted to the Fund as a substituted Member, provided that such transferee shall have executed and delivered either a counterpart of this Agreement or an instrument, in form and substance acceptable to the Fund, that has the legal effect of making the transferee a party to this Agreement.  Each transferring Member and transferee agrees to pay all reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees and disbursements, incurred by the Fund in connection with such Transfer.  Upon the Transfer to another person or persons of all of a Member’s Units, such Member shall cease to be a member of the Fund.

(e)           Each transferring Member shall indemnify and hold harmless the Fund, the Board of Managers, and each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3, and (ii) any misrepresentation by such Member in connection with any such Transfer.

Section  4.4          Repurchase of Units.

(a)           Except as otherwise provided in this Agreement, no Member or other person holding Units acquired from a Member has the right to require the Fund to withdraw, redeem or tender to the Fund for repurchase all or some of its Units.  The Board of Managers may, from time to time and in its sole discretion and on such terms and conditions as it may determine, cause the Fund to offer to repurchase Units from Members, including the Sponsor or its Affiliates, pursuant to written tenders by Members.  The Board of Managers, in its sole discretion, will determine the aggregate value of Units to be repurchased, which may be a percentage of the value of the Fund’s outstanding Units.  In determining whether the Fund should offer to repurchase Units from Members pursuant to written requests and the amount of Units to be repurchased, the Board of Managers may consider the following factors, among others:

(ii)         whether any Members have requested to tender Units to the Fund;

(ii)         the working capital and liquidity requirements of the Fund;

(iii)        the relative sizes of the repurchase requests and the Fund;

(iv)        the past practice of the Fund in repurchasing Units;

(v)         the condition of the securities market and the economy generally, as well as political, national or international developments or current affairs; and

(vi)        the anticipated tax consequences of any proposed repurchases of Units.

Each repurchase offer will be limited to the repurchase of approximately 20% of the Fund’s net assets (but in no event to exceed the repurchase of 20% of the Fund’s net assets per quarter or the repurchase of 50% of the percentage of interests of interests of the Fund per calendar year).

(b)           The Sponsor and each of its Affiliates may tender all or some of its Units as a Member or Organizational Member, as applicable,  under Section 4.4(a) hereof, without notice to the other Members.

(c)           If the Board of Managers determines in its sole discretion that the Fund will offer to repurchase Units, the Board of Managers will provide written notice to Members.  Such notice will include:  (i) the commencement date of the repurchase offer; (ii) the Expiration Date on which repurchase requests must be received by the Fund; and (iii) other information Members should consider in deciding whether and how to participate in such repurchase opportunity.

(d)           The amount due to any Member whose Units are repurchased shall, subject to the terms of this Agreement (including, without limitation, Section 4.4(a)), be an amount equal to the NAV per Unit as of the Valuation Date, multiplied by the number of such Member’s Units being repurchased after reduction for all fees, including any Investment Management Fee, Servicing Fee, Sponsor Fee, or Administration Fee, any required tax withholding  and other liabilities of the Fund to the extent accrued or otherwise attributable to Units being repurchased.  Payment by the Fund to each Member, upon repurchase of such Member’s Units, shall be made according to the Fund’s private placement memorandum.  Any in-kind distribution of Securities will be valued in accordance with Section 7.4 hereof.  The determination of the value of the Units as of the Valuation Date shall be subject to adjustment based upon the results of the annual audit of the Fund’s financial statements for the Fiscal Year in which such Valuation Date occurred.  A Member who tenders some but not all of his Units for repurchase will be required to maintain a minimum Capital Account balance equal to the amount set forth, from time to time, in the Fund’s Form N-2.  The Board of Managers may, in its sole discretion, waive this minimum Capital Account balance requirement.  The Fund may reduce the amount to be repurchased from a Member in order to maintain a Member’s minimum Capital Account balance.

(e)           The initial payment in respect of repurchases of Units (the “Initial Payment”) shall be in an amount equal to at least 95% of the estimated aggregate value of the repurchased Units, determined as of the Valuation Date. The Initial Payment shall be made approximately 30 days, but in no event earlier than 30 days, after the Valuation Date, provided that the Initial Payment may be postponed until a reasonable time after the Fund has received at least 95% of the amount anticipated to be received through pending liquidations of the Fund’s investments in order to fund repurchases of Units.  The second and final payment in respect of a repurchase of Units (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Units, determined as of the Valuation Date based upon the results of the annual audit of the financial statements of the Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment.

(f)           Notwithstanding anything in this Section 4.4 to the contrary, if a Member, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Units as of the Valuation Date, the Final Payment in respect of such repurchase shall be made approximately 30 days, but in no event earlier than 30 days, after the Valuation Date, provided that the Fund is entitled to postpone payment until a reasonable time after the Fund has received at least 95% of the aggregate amount anticipated to be received through pending liquidations of the Fund’s investments in order to fund repurchases of Units.  Such payment shall be in an amount equal to the excess, if any, of (1) the aggregate value of the repurchased Units, determined as of the Valuation Date, based upon information known to the Fund as of the date of the Final Payment, over (2) the Initial Payment.  Notwithstanding anything in this Agreement to the contrary, if, based upon the results of the annual audit of the financial statements of the Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Units were repurchased was incorrect, the Fund shall, as promptly as practicable after the completion of such audit, decrease such Member’s Capital Account balance by the amount of any overpayment and redeem for no additional consideration a number of Units having a value equal to such amount, or increase such Member’s Capital Account balance by the amount of any underpayment and issue for no additional consideration a number of Units having an aggregate value equal to such amount, as applicable.

(g)           Notwithstanding anything in this Section 4.4 to the contrary, the Board of Managers shall modify any of the repurchase procedures described in this Section 4.4 if necessary to comply with the regulatory requirements imposed by the Securities Exchange Commission.

(h)           Each Member whose Units have been accepted for repurchase will continue to be a Member until the Repurchase Date (and thereafter if the Member retains Units following such repurchase) and may exercise its voting rights with respect to the repurchased Units until the Repurchase Date.  Moreover, the Capital Account maintained in respect of a Member whose Units have been accepted for repurchase will be adjusted for the appreciation or depreciation of the Net Asset Value of the Fund through the Valuation Date, and such Member’s Capital Account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

(i)           Upon its acceptance of tendered Units for repurchase, the Fund shall maintain daily on its books a segregated account consisting of cash and/or liquid securities in an amount equal to the aggregate estimated amount due to Members tendering Units.

(j)           Notwithstanding anything in this Section 4.4 to the contrary, the Fund may suspend, postpone or terminate a repurchase offer upon the determination of a majority of the Board of Managers (including a majority of Independent Managers) that such suspension, postponement or termination is advisable for the Fund and its Members, including, without limitation, the existence of circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine the Net Asset Value or other unusual circumstances.

(k)           Units of a Member tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis (i.e., the Units repurchased will be deemed to have been taken from the earliest Capital Contribution made by such Member (adjusted for subsequent appreciation or depreciation in the Net Asset Value of the Fund) until that Capital Contribution is decreased to zero, and then from each subsequent Capital Contribution made by such Member (adjusted for subsequent appreciation or depreciation in the Net Asset Value of the Fund)).

Section  4.5          Mandatory Redemption.  The Fund may effect a mandatory redemption at Net Asset Value of some or all of a Member’s Units, or any person acquiring Units from or through a Member, in the event that the Board of Managers determines or has reason to believe, each in its sole discretion, that:

(a)           all or a portion of its Units have been transferred to, or have vested in, any person, by operation of law as described in Section 4.3(a)(i) hereof;

(b)           ownership of Units by such Member or other person will cause the Fund to be in violation of, or subject the Fund or the Fund’s investment advisor to, additional registration or regulation under the securities, commodities or other laws of the United States or any other jurisdiction;

(c)           continued ownership of the Units may be harmful or injurious to the business or reputation of the Fund or the Fund’s investment advisor or may subject the Fund, the or any Members to an undue risk of adverse tax or other fiscal consequences;

(d)           any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of Units; or

(e)           it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units in circumstances where the Board of Managers determines that doing so is in the best interests of the Fund and is in a manner as will not discriminate unfairly against any Member.

ARTICLE  V

CAPITAL

Section  5.1          Contributions to Capital.

(a)           The minimum initial contribution of each Member (other than the Sponsor) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion.  The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund.  The Managers shall not be entitled to make voluntary contributions of capital to the Fund as Managers of the Fund, but may make voluntary contributions to the capital of the Fund as Members.  The Sponsor and its Affiliates may make voluntary contributions to the capital of the Fund as Members.

(b)           Members may make additional contributions to the capital of the Fund, effective as of such times as the Board of Managers in its sole discretion, may permit, subject to the limitations applicable to the admission of Members pursuant to this Agreement.  The minimum additional contribution of each Member (other than the Sponsor and its Affiliates) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion.  No Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided in this Agreement.

(c)           Except as otherwise permitted by the Board of Managers, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, and (ii) initial and any additional contributions in cash shall be payable in one installment in readily available funds prior to the date of the proposed acceptance of the contribution.

Section  5.2          Issuance of Units.  The purchase price per Unit for Units issued on the closing date of the initial Capital Contributions by Members other than the Organizational Member (the “Initial Closing Date”) shall be $1000.  The amount of the Capital Account Balance of the Organizational Member as of the Initial Closing Date shall be converted into Units by dividing such amount by 1000, and issuing to such Person a number of Units that is equal to such quotient.  Units issued in exchange for Capital Contributions following the Initial Closing Date will be issued at a price per Unit equal to the NAV per Unit at the date of such issuance.  Each Unit will carry equal rights and privileges with each other Unit.  Fractions of Units may be issued to one one-thousandth of a Unit.

Section  5.3          Rights of Members to Capital.  No Member shall be entitled to interest on his or its Capital Contribution to the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member’s Units pursuant to Section 4.4 hereof or Section 4.5 hereof, (ii) upon a distribution pursuant to Section 5.8 hereof, or (iii)  upon the liquidation of the Fund’s assets pursuant to Section 6.2 hereof.  No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.  No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

Section  5.4          Capital Accounts. The Fund shall maintain a separate Capital Account on its books for each Member.  As of any date, the Capital Account of a Member shall be equal to the NAV per Unit as of such date, multiplied by the number of Units then held by such Member.  Any amounts charged or debited against a Member’s Capital Account under Sections 5.5 and 5.6, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as a partial redemption of such Member’s Units for no additional consideration as of the date on which the Board of Managers determines such charge or debit is required to be made, and such Member’s Units shall be reduced thereby as appropriately determined by the Fund.  Any amounts credited to a Member’s Capital Account under Sections 5.5 and 5.6, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as an issuance of additional Units to such Member for no additional consideration as of the date on which the Board of Managers determines such credit is required to be made, and such Member’s Units shall be increased thereby as appropriately determined by the Fund.

Section  5.5          Allocation of Certain Withholding Taxes and Other Expenditures.

(a)           Withholding taxes or other tax obligations incurred by the Fund, directly or indirectly, that are attributable to any Member, as determined by the Board of Managers, shall be debited against the Capital Account of such Member as of the close of the Accounting Period during which the Fund pays or incurs such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes.  If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member’s Units shall pay upon demand to the Fund, as a Capital Contribution to the Fund, the amount of such excess.  The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

(b)           Except as otherwise provided for in this Agreement and unless prohibited by the Investment Company Act, any material expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Board of Managers, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items.  Such charges or items shall be debited from the Capital Accounts of the applicable Members as of the close of the Accounting Period during which any such items were paid or accrued by the Fund.

Section  5.6          Reserves.

(a)           Appropriate reserves may be created, accrued and charged against the Net Asset Value and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Fund or the Board of Managers, such reserves to be in the amounts which the Board of Managers, in its sole discretion deems necessary or appropriate.  The Board of Managers may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate.  The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Units of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to the Capital Accounts of those Members who, as determined by the Board of Managers, in its sole discretion, were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

(b)           To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Units) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund’s accounting practices, be treated as applicable to one or more prior Accounting Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Accounting Period or Periods.

(c)           To the extent permitted by applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required.  In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member’s Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member.  To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

Section  5.7          Tax Allocations.  For each taxable year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member’s Capital Account for the current and prior taxable years (or relevant portions thereof).  Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.

Section  5.8          Distributions.

(a)           The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind  at any time to all of the Members on a pro rata basis in accordance with the Members’ Investment Percentages.  Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the value of the asset distributed to the Member exceeds the percentage of the value of the asset equal to the Member’s Investment Percentage.

(b)           Notwithstanding anything to the contrary contained herein, none of the Managers or the Members (including the Sponsor and its Affiliates), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their Units if such distribution would violate the Delaware Act or other applicable law.

ARTICLE  VI

DISSOLUTION AND LIQUIDATION

Section  6.1          Dissolution.

(a)           The Fund shall be dissolved upon the occurrence of any of the following events:

(i)           upon the affirmative vote to dissolve the Fund by either (i) a majority of the Managers, or (ii) Members holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Members; or

(ii)           as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

Section  6.2          Liquidation of Assets.

(a)           Upon the dissolution of the Fund as provided in Section 6.1 hereof, one or more Managers or the Sponsor, acting as liquidator under appointment by the Board of Managers (or, if the Board of Managers does not appoint one or more Managers or the Sponsor to act as liquidator or is unable to perform this function, another liquidator elected by Members holding a majority of the total number of votes eligible to cast by all Members), shall liquidate, in an orderly manner, the business and administrative affairs of the Fund.  The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amounts as the Board of Managers or the liquidator, as applicable, deems appropriate in its sole discretion) shall, subject to the Delaware Act, be distributed in the following manner:

(i)           in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;

(ii)           such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(iii)           the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Accounting  Period ending on the date of the distributions under this Section 6.2(a)(iii).

(b)           Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund, if the Board of Managers or other liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation; provided, however, that if any in-kind distribution is to be made the assets distributed in kind shall be valued pursuant to Section 7.4 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above.

(c)           If the Board of Managers determines that it is in the best interest of the Members, the Board of Managers may, in its sole discretion, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund.

ARTICLE  VII

ACCOUNTING, TAX MATTERS AND VALUATIONS

Section  7.1          Accounting and Reports.

(a)           The Fund shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Fund.  The Fund’s accounts shall be maintained in U.S. currency.

(b)           As soon as reasonably practicable after receipt of the necessary information from or in respect of the investments, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member’s Units as is necessary for Members to complete federal, state and local income tax or information returns.

(c)           Except as otherwise required by the Investment Company Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall send to each Member a semi-annual report and an annual report (as applicable) containing the information required by the Investment Company Act.  The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles  (or, if permitted by relevant law and approved by the Board of Managers, in accordance with international financial reporting standards).  The Fund may also furnish to each Member such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

(d)           Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member, including information about the Capital Contribution of a Member, or about the affairs of the Fund.  No act of the Fund, the Sponsor, or any other Person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund’s ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

Section  7.2          Determinations By the Board of Managers. All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

Section  7.3          Tax Matters.

(a)           The Fund shall prepare and file a federal information tax return in compliance with Section 6031 of the Code, and any required state and local income tax and information returns for each tax year of the Fund.

(b)           The Board of Managers shall have the exclusive authority and discretion on behalf of and in the name of the Fund to (i) prepare and file all necessary tax returns and statements, pay all taxes, assessments and other impositions applicable to the assets of the Fund and withhold amounts with respect thereto from funds otherwise distributable to any Member; (ii) make any and all tax elections permitted to be made under the Code, and any applicable state, local or foreign tax law; and (iii) determine the tax treatment of any Fund transaction or item for purposes of completing the Fund’s federal, state, local or foreign tax returns.

(c)           If the Fund is required to withhold taxes on any distribution or payment to, or pay or incur any tax with respect to any income allocable to or otherwise on account of any Member, the Fund may withhold such amounts and make such payments to such taxing authorities as are necessary to ensure compliance with such tax laws.

(d)           The Board of Managers intends to treat any Member whose Units are repurchased in full as a partner of the Fund for federal income tax purposes until the date of the Final Payment under Section 4.4 hereof or under Section 4.5 hereof, in respect of the repurchased Units.

(e)           The Board of Managers intends for the Fund to be treated as a partnership for U.S. federal income tax purposes.  Notwithstanding anything herein to the contrary, neither the Fund nor the Board of Managers shall make an election (i.e., check-the-box) under Treasury Regulation Section 301.7701-3 for the Fund to be classified for federal income tax purposes as an association taxable as a corporation.

(f)           The Organizational Member shall be designated on the Fund’s annual federal information tax return, and have full powers and responsibilities, as the “tax matters partner” of the Fund for purposes of Section 6231(a)(7) of the Code.  In the event the Fund shall be the subject of an income tax audit by any federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the tax matters partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof.  All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

Section  7.4          Valuation of Assets.

(a)           Except as may be required by the Investment Company Act, the Fund shall calculate its Net Asset Value as of the close of business on the last day of each Accounting Period.  Except as may be required by the Investment Company Act, the Managers will value or cause to have valued any Securities or other assets and liabilities of the Fund in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the Investment Company Act.  In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)           The Net Asset Value of the Fund, determined pursuant to this Section 7.4, shall be conclusive and binding on all of the Members and all parties claiming through or under them.

(c)           The following guidelines shall apply for purposes of determining the Net Asset Value of the Fund:

(i)           The amount payable to a Member or former Member whose Units are repurchased pursuant to Article IV shall be treated as a liability of the Fund, until paid, from (but not prior to) the beginning of the Accounting Period on the Repurchase Date for such Units.

(ii)           The amount to be received by the Fund on account of any Capital Contributions pursuant to Article II or Article V shall be treated as an asset of the Fund from (but not before) the beginning of the Accounting Period on the effective date of such Capital Contributions.

(iii)           Distributions made pursuant to Section 5.8 shall be treated as an advance and as an asset of the Fund, until the last day of the month in which the date of distribution occurs or until any earlier date determined by the Managers.

ARTICLE  VIII

MISCELLANEOUS PROVISIONS

Section  8.1          Amendment of Limited Liability Company Agreement.

(a)           Except as otherwise provided in this Section 8.1, this Agreement shall be amended, in whole or in part, with the approval of a majority of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the Investment Company Act), and, if required by the Investment Company Act, the approval of the Members by such vote as is required by the Investment Company Act.

(b)           Any amendment to this Agreement that would:

(i)           increase the obligation of a Member to make any Capital Contribution;

(ii)          reduce the Capital Account of a Member other than in accordance with Article V hereof; or

(iii)         modify the events causing the dissolution of the Fund,

may be made only if (x) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (y) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(ii) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender all of his or her Units for repurchase by the Fund.

(c)           Without limiting the generality of the foregoing, the power of the Board of Managers to amend this Agreement at any time without the consent of the Members includes, but is not limited to, the power to:

(i)           restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(ii)          amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to change the name of the Fund in accordance with Section 2.2 hereof or to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; and

(iii)         amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund’s continuing eligibility to be classified for U.S. federal income tax purposes as a partnership that is not a “publicly traded partnership” taxable as a corporation under Section 7704(a) of the Code.

(iv)        The Board of Managers shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

Section  8.2      Notices.  Notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund); or, if to the Fund, the Board of Managers, or Sponsor, in writing (either by way of facsimile or registered mail) and sent as follows, or to such other address as the parties may agree from time to time:

If to the Sponsor:

Registered Fund Solutions, LLC
125 Maiden Lane
New York, NY 10038
Attention:
Re: Notice, Center Coast Core MLP Fund I, LLC
Facsimile:
Telephone:

If to the Fund or to the Board of Managers:

Center Coast Core MLP Fund I, LLC
c/o Registered Fund Solutions, LLC
125 Maiden Lane
New York, NY 10038
Re: Notice, Center Coast Core MLP Fund I, LLC
Facsimile:     [ ]
Telephone:   212-240-9721

Notices to a Member shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopier or other electronic means.  Notices to the Fund, the Board of Managers, or Sponsor shall be effective on the close of business on the day upon which it is actually received.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

Section  8.3          Agreement Binding Upon Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

Section  8.4          Applicability of Investment Company Act and Form N-2.  The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the Investment Company Act and the Form N-2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the Investment Company Act and the Form N-2.

Section  8.5          Choice of Law; Arbitration.

(a)           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b)           Each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below.  Each Member understands that:

(i)           arbitration is final and binding on the parties;

(ii)         the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(iii)         pre-arbitration discovery is generally more limited than and different from court proceedings;

(iv)        the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(v)         a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)           All controversies referred in this Section 8.5 shall be determined at the election of the Fund by arbitration before an arbitration panel convened by The Financial Industry Regulatory Authority, to the fullest extent permitted by law.  The parties may also select any national securities exchange’s arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law.  Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered.  Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d)           No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until:  (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court.  The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

Section  8.6          Not for Benefit of Creditors.  The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, Advisor, Sponsor and the Fund.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

Section  8.7          Consents.  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

Section  8.8          Merger and Consolidation.

(a)           The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act:  (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

Section  8.9          Pronouns.  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

Section  8.10        Confidentiality.

(a)           A Member may obtain from the Fund, for any purpose reasonably related to the Member’s Units, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board of Managers (the “Confidential Information”).

(b)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member or any other Confidential Information without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c)           Each Member recognizes that in the event that this Section 8.10 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members and the Fund also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.

(d)           Notwithstanding anything to the contrary in this Agreement, the Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board of Managers reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board of Managers in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

(e)           Notwithstanding anything in the foregoing or anything else contained in this Agreement to the contrary, except as reasonably necessary to comply with applicable securities and tax laws, each Member (and any employee, representative or other agent thereof) shall not disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and ownership of Units (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to such Member relating to such tax treatment and tax structure.  For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the offering and ownership of Units (including the tax treatment and tax structure of any Fund transactions) and any transaction described in this Agreement, and does not include information relating to the identity of the Fund or its Affiliates.  Nothing in this paragraph shall be deemed to require the Fund to disclose to any Member any information that the Fund is permitted or is required to keep confidential in accordance with this Agreement or otherwise.

Section  8.11        Certification of Non-Foreign Status.  Each Member or transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board of Managers may request, whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member’s status.  Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

Section  8.12        Severability.  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

Section  8.13        Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.  It is hereby acknowledged and agreed that, to the extent permitted by applicable law, the Fund, without the approval of any Member, may enter into written agreements with Members affecting the terms hereof or of any subscription agreement in order to meet certain requirements of such Members.  The parties hereto agree that any terms contained in any such agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any subscription agreement.

Section  8.14        Discretion.  Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, to the fullest extent permitted by law, whenever in this Agreement a person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its “good faith” or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

Section  8.15        Counterparts.  This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

Section  8.16        THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE ARBITRATION CLAUSES SET FORTH IN SECTION 8.5 ON PAGES 29 AND 30 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.10 ON PAGES 30 AND 31.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

REGISTERED FUND SOLUTIONS, LLC

By:	/s/ Victor Fontana

Name: Victor Fontana
Title: President

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

MANAGERS:

The undersigned hereby acknowledges that it understands and agrees to the provisions of this Agreement pertaining to the obligations of Managers.

By:	/s/ Victor Fontana
Victor Fontana
Manager

By:	/s/ David G. Lee
David G. Lee
Manager

By:	/s/ Robert Seyferth
Robert Seyferth
Manager

STATEMENT OF ADDITIONAL INFORMATION

Center Coast Core MLP Fund I, LLC

Dated May 31, 2011

c/o Registered Fund Solutions, LLC
125 Maiden Lane
New York, NY 10038

Limited Liability Company Units

[Toll-Free Phone Number]

This Statement of Additional Information (“SAI”) is not an offering memorandum.  This SAI relates to and should be read in conjunction with the confidential private placement memorandum (the “Memorandum”) of Center Coast Core MLP Fund I, LLC (the “Fund”) dated May 31, 2011, as it may be further amended or supplemented from time to time.  A copy of the Memorandum may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell units of limited liability company interests in the Fund (“Units”) and is not soliciting an offer to buy the Units in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Memorandum.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Memorandum.  Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.  At the present time the Units are the only outstanding voting securities of the Fund.  As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Members of the Fund, duly called, (i) of 67% or more of the Units  represented at such meeting, if the holders of more than 50% of  the  outstanding  Units  are  present  in  person  or represented by proxy or (ii) of more than 50% of the outstanding Units, whichever is less.  No other policy is a fundamental policy of the Fund, except as expressly stated.  Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action.  The Fund may not:

(1)
Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)
Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority.  This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)
Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

(4)
Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act.  This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

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(5)
Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)
Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

(7)
Invest 25% or more of the value of its total assets in the securities of issuers that the Fund’s investment advisor determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation and except that under normal market conditions the Fund will invest 25% or more of the value of its total assets in the energy infrastructure industry and the energy industry (including Master Limited Partnerships that concentrate in those industries).

With respect to these investment restrictions and other policies described in this SAI or the Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Managers of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Units.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

As discussed in the Memorandum, the Fund pursues its investment objective by investing principally in Master Limited Partnership (“MLP”) common units and equity securities of "MLP affiliates” which the Fund's investment advisor, Center Coast Capital Advisors, LP, (the “Advisor”) defines as entities issuing MLP I-shares, general partners of MLPs and other entities that may own interests of MLPs (collectively, "MLP Positions"). This section provides additional information about various types of investments and investment techniques that may be employed by the Fund.  Such investments and techniques are not expected to represent the principal investments or techniques of the Fund.

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Temporary and Defensive Strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions to attempt to reduce volatility caused by adverse market, economic, or other conditions which, in the judgment of the Advisor, could result in the longer-term impairment of the Fund’s assets.  Any such temporary or defensive positions could prevent the Fund from achieving its investment objective.  In addition, the Fund may, in the Advisor’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Advisor.  Subject to applicable law, the Fund may hold cash, cash equivalents, certain other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions, expenses of the Fund or other operational needs.

During a temporary defensive period, the Fund may make the following types of investments.

U.S. Government Securities. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities.

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U.S. Government Zero Coupon Securities. STRIPS are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.  Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

There is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.  Although the issuers of many U.S. Government agency obligations purchased by the Fund, such as Fannie Mae, Freddie Mac and Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States.  The maximum potential liability of the issuers of some U.S. Government agency obligations held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA.  The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.  Bank obligations include the following:

5

Bankers’ Acceptances.  Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.  Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

Certificates of Deposit.  Certificates of deposit are interest-bearing instruments with a specific maturity.  They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Time Deposits.  Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Debt Securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed, instead payments “float” relative to a reference rate, such as LIBOR.  This “floating rate” debt may pay interest at levels above or below the previous interest payment of the previous period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.  Certain additional risk factors related to debt securities are sensitivity to interest rate and economic changes, payment expectations, and liquidity and valuation.

Short Sales.  The Fund may engage in short sales that are either “uncovered” or “against the box.”  A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

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Uncovered short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short position.

Exchange Traded Funds (“ETFs”).  The Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of suck investment. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the Investment Company Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the exchange-traded fund. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

The Fund may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

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Exchange Traded Notes (“ETNs”). An investment in an ETN involves risks, including possible loss of principal. An ETN is an unsecured debt security issued by a bank that is linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount a maturity or upon redemption, even if the value of the relevant index has increased.

Swap Agreements. The Fund may enter into total return swap contracts for investment purposes.  Total return swaps are privately negotiated over-the-counter derivative products. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. To the extent that the amount payable by the Fund under a swap is covered by segregated cash or liquid assets, the Fund and its investment adviser believe that transactions do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”).  The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”).  The Fund intends to file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund will not be subject to registration or regulation as a commodity pool operator under the CEA. The  CFTC has proposed rulemaking which, if enacted, could limit or eliminate exemptions currently relied upon by the Fund.

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An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, the Fund may maintain with its custodian bank, a segregated account consisting of cash or liquid securities (i) equal to the contracts’ full notional value (in the case of contracts that are not required to “cash settle”) or (ii) in amounts (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the Investment Company Act, the rules, and SEC interpretations thereunder.  The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high, or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.  The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain cash or liquid securities in a segregated account equal in value to the difference between the strike price of the call and the price of the futures contract.  The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option.  The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

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There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may trade and write put and call options  on securities, securities indices and currencies, as the investment advisor determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.  See “Fundamental Policies.”  A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets), without limitation, to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.

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The Fund may write covered call options on securities as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When the Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price which may be in excess of the market value of such securities.

The Fund may purchase and write options, without limitation, on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

BOARD OF MANAGERS AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s limited liability company agreement (“LLC Agreement”).  The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its members, including the authority to establish policies regarding the management, conduct and operation of its business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Manager”) are not required to contribute to the capital of the Fund or to hold Units.  A majority of Managers of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Managers”).

The identity of Managers of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

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The Managers serve on the Board for terms of indefinite duration.  A Manager’s position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager’s death, incapacity, retirement or bankruptcy.  A Manager may resign upon written notice to the other Managers of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Managers of the Fund not subject to the removal vote or (ii) the vote of members of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all members of the Fund.  In the event of any vacancy in the position of a Manager, the remaining Managers of the Fund may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers of the Fund then serving have been elected by the members of the Fund.  The Board may call a meeting of the Fund’s members to fill any vacancy in the position of a Manager of the Fund, and must do so if the Managers who were elected by the members of the Fund cease to constitute a majority of the Managers then serving on the Board.

INDEPENDENT MANAGERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER
David G. Lee Year of Birth: 1952 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Manager	Since Inception	President, Client Opinions, Inc. (2003-2011); Director, Client Opinions, Inc.	2
Robert Seyferth Year of Birth: 1952 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Manager	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993-2009).	2

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INTERESTED MANAGERS AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER
Victor Fontana Year of Birth: 1955 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Chairman and Manager	Since Inception
Chief Operating Officer and President, Liberty Street Advisers, Inc. (2007 - present); Chief Operating Officer and President, HRC Portfolio Solutions, LLC (2007 - present); Chief Operating Officer and President, HRC Fund Associates, LLC (2007 - present); Chief Operating Officer and President, Maiden Lane Spin-Off Advisors, LLC (2011 - present); Chief Operating Officer and President, Registered Fund Solutions, LLC (2011 - present);  Administrative Officer,                   Institutional Research Services, Inc. (2007-present);  Business Development Manager, PCS Securities, Inc. (2008); Director of Transition Services, Investment Technology Group, Inc. (2005 – 2007).
				2
Dan Tutcher Year of Birth: 1949 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	President	Since Inception	Founder and Principal, Center Coast Capital Advisors, L.P. (2007-present); President, Enbridge Energy Company, Inc. (2001-2006); President and Director, Enbridge Energy Partners, L.P. (2001-2006).	2

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Richard Finch Year of Birth: 1974 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Treasurer	Since Inception	Chief Compliance Officer and Chief Financial Officer, Center Coast Capital Advisors, L.P. (2009-present); Executive Vice President, The Spectra Group, Inc. (2002-2009); Chief Financial Officer, United Auto Delivery and Recovery (1999-2002); Senior, Ernst and Young, LLP, (1996-1999).	2
John Canning Year of Birth: 1970 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Chief Compliance Officer	Since Inception	Director, Cipperman Compliance Services (2011-present); Director of Mutual Fund Administration, Nationwide Funds Group (2008-2011); Director Mutual Fund Administration, BHR Fund Advisors, LP (2006-2008).	2
Benjamin Schmidt Year of Birth: 1976 c/o Registered Fund Solutions, LLC 125 Maiden Lane New York, NY 10038	Secretary	Since Inception	Assistant Vice President Fund Administration, UMB Fund Services, Inc. (2000-present).	2

The Board believes that each of the Manager’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Managers lead to the conclusion that each Manager should serve in such capacity.  Among the attributes common to all Managers is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Managers, the Advisor, the Fund’s sponsor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Managers.  A Manager’s ability to perform his or her duties effectively may have been attained through the Manager’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Manager.

Victor Fontana.        Mr. Fontana has been a Manager since the Fund’s inception.  Mr. Fontana has almost 30 years of experience in the financial services industry.

David G. Lee.         Mr. Lee has been a Manager since the Fund’s inception.  He has more than 25 years of experience in the financial services industry.

Robert Seyferth.         Mr.Seyferth has been a Manager since the Fund’s inception.  Mr. Seyferth has more than 30 years of business and accounting experience.

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Specific details regarding each Manager’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board.  The Fund has engaged the Advisor to manage the Fund on a day-to-day basis.  The Board is responsible for overseeing the Advisor and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the LLC Agreement.  The Board is currently composed of three members, two of whom are Independent Managers.  The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  The Independent Managers have also engaged independent legal counsel to assist them in performing their oversight responsibility.  The Independent Managers will meet with their independent legal counsel during each quarterly in-person board meeting.  As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Victor Fontana, an Interested Manager, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Advisor, other service providers, counsel and other Managers generally between meetings.  The Chairman serves as a key point person for dealings between management and the Managers.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board does not have a lead independent manager.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Managers and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms will form of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of the Advisor and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs.  The Advisor and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of the Advisor and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”) and the Advisor, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters.  The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, placement agent, sponsor and administrator.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Committees of the Board of Managers

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board.  In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit.  The Audit Committee currently consists of each of the Fund’s Independent Managers.  As the Fund is recently organized, the Audit Committee has not held any meetings during the last year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Managers of the Fund.  The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Members for election.  In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Members and evaluate them both in a similar manner, as long as the recommendation submitted by a Member includes at a minimum: the name, address and telephone number of the recommending Member and information concerning the Member’s interests in the Fund in sufficient detail to establish that the Member held Units on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a manager.  The Nominating Committee may solicit candidates to serve as managers from any source it deems appropriate.  With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities.  The Nominating Committee currently consists of each of the Fund’s Independent Managers.  As the Fund is recently organized, the Nominating Committee has not held any meetings during the last year.

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Valuation Committee

The Board has formed a Valuation Committee that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board and is responsible for carrying out the provisions of its charter.  The Valuation Committee currently consists of each of the Fund’s Managers.  As the Fund is recently organized, the Valuation Committee has not held any meetings during the last year.

Manager Ownership of Securities

The Fund has not commenced operations.  Therefore, none of the Managers own Units of the Fund.

Independent Manager Ownership of Securities

As of May 31, 2011, none of the Independent Managers (or their immediate family members) owned securities of the Advisor, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Advisor.

Manager Compensation

In consideration of the services rendered by the Independent Managers, the Fund will pay each Independent Manager a retainer of $5,000 per year.  Managers that are interested persons will be compensated by the Sponsor and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund and the Advisor each has adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund.  The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls.  Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC  20549-0102.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The Advisor

Center Coast Capital Advisors, LP (the “Advisor”), a Delaware partnership, serves as the investment advisor to the Fund.  The Advisor is registered with the SEC under the Advisers Act.  Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Advisor is responsible for the management and operation of the Fund and the investment of the Fund’s assets.  The Advisor provides such services to the Fund pursuant to the Investment Management Agreement.

The Investment Management Agreement will become effective as of May 31, 2011, and will continue in effect for an initial two-year term.  Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Managers of the Fund, cast in person at a meeting called for the purpose of voting on such approval.  A discussion regarding the basis for the Board’s approval of the Investment Management Agreement, or any other investment advisory contracts, will be available in the Fund’s first annual or semi-annual report to members.

Pursuant to the Investment Management Agreement, the Fund will pay the Advisor a monthly Investment Management Fee equal to  1.10% on an annualized basis of the Fund’s net assets as of each month-end, subject to certain adjustments.  The Investment Management Fee will be paid to the Advisor out of the Fund’s assets and will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each member’s capital account, thereby decreasing the net profits or increasing the net losses of the Fund.  Net asset value means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Advisor for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Advisor for that month.  The Investment Management Fee will be computed based on the net asset value of the Fund as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month.

The Advisor has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Advisor has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Allocation and any acquired fund fees and expenses) do not exceed 1.60% on an annualized basis (the “Expense Limit”).  For a period not to exceed three years from the date on which a Waiver is made, the Advisor may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit.  The Expense Limitation Agreement has an initial one year term and will automatically renew for consecutive one-year terms thereafter unless sooner terminated.  After the initial one-year term, either the Fund or the Advisor may terminate the Expense Limitation Agreement upon 30 days’ written notice.

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The Portfolio Management Team

The personnel of the Advisor who will initially have primary responsibility for the day-to-day management of the Master Fund’s portfolio (the “Portfolio Management Team”) are Dan C. Tutcher, Robert T. Chisholm, Steven W. Sansom and Darrell L. Horn.

Other Accounts Managed by the Portfolio Management Team(1)

	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered Investment companies	Other pooled investment vehicles	Other accounts
Dan C. Tutcher	0	1-$103mm	0	1-$37mm	0	4-$9mm
Robert T. Chisholm	0	1-$103mm	0	1-$37mm	0	4-$9mm
Steven W. Sansom	0	1-$103mm	0	1-$37mm	1-$17mm	664-$855mm
Darrell L. Horn	0	1-$103mm	0	1-$37mm	1-$17mm	664-$855mm
(1)	As of April 30, 2011.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

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If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Management Team

The portfolio managers are not directly compensated for their work with respect to the Fund; however, the portfolio managers are equity owners of the Advisor and therefore benefit indirectly from the revenue generated from the Investment Management Agreement. Mr. Chisholm is also partially compensated with a base salary.

Portfolio Management Team’s Ownership of Units

Name of Portfolio Management Team Member:	Dollar Range of Units Beneficially Owned by Portfolio Management Team member (1):

None	N/A

(1)	As of May 31, 2011.

BROKERAGE

It is the policy of each of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.  Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down.  When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

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In addition, the Advisor may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund.  Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor that the advantages of combined orders outweigh the possible disadvantages of separate transactions.  The Advisor believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Fund does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Advisor may select a broker based upon brokerage or research services provided to the Advisor.  The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Rothstein, Kass & Company of 4 Becker Farm Road, Roseland, NJ 07068, has been selected as independent registered public accountant for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Managers.

21

CUSTODIAN

UMB Bank, N.A. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act.  Assets of the Fund are not held by the Advisor, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is 928 Grand Blvd., Kansas City, MO 64106.  The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s administrator.

ANTI-MONEY LAUNDERING CONSIDERATIONS

If the Fund, the Advisor or any governmental agency believes that the Fund has sold Units to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of federal, international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Advisor or such governmental agency may freeze the assets of such person or entity invested in the Fund.  The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor.  The Advisor will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix B to this SAI.  The Board will periodically review the Fund’s proxy voting record.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  The Fund’s Form N-PX filing will be available:  (i) without charge, upon request, by calling the Fund at [toll-free number] or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL UNITHOLDERS

The Fund has not commenced operations.  Therefore, there are no record or beneficial owners of 5% or more of the Units.

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PART C:
OTHER INFORMATION

Center Coast Core MLP Fund I, LLC (the “Registrant”)

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable.

(2)	Exhibits

(a)(1)	See Appendix A.

(a)(2)	Certificate of Limited Liability Company is filed herewith.

(b)	Not applicable.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1).

(e)	Not applicable.

(f)	Not applicable.

(g)	Form of Investment Management Agreement is filed herewith.

(h)	Form of Placement Agent Agreement is filed herewith.

(i)	Not applicable.

(j)	Form of Custody Agreement is filed herewith.

(k)(1)	Form of Administration Agreement is filed herewith.

(k)(2)	Form of Escrow Agreement is filed herewith.

(k)(3)	Form of Sponsor Agreement is filed herewith.

(k)(4)	Form of Fund Servicing Agreement is filed herewith.

(k)(5)	Form of Expense Limitation and Reimbursement Agreement is filed herewith.

(l)	Not applicable.

(m)	Not applicable.

(n)	Tax Opinion of Drinker Biddle & Reath LLP is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant is filed herewith.

(r)(2)	Code of Ethics of Center Coast Capital Advisors, LP is filed herewith.

Item 26.  Marketing Arrangements

Not applicable.

Item 27.  Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$0

Legal fees	$52,500

Printing fees	$4,000

Blue Sky fees	$27,000

Transfer Agent fees	$40,000

Total	$123,500

Item 28.  Persons Controlled by or Under Common Control With Registrant

The Board of the Registrant is identical to the board of managers of the Center Coast Core MLP Fund II, LLC (the “Feeder Fund”).  In addition, the officers of the Registrant and the Feeder Fund are substantially identical.  Nonetheless, the Registrant takes the position that it is not under common control with the Feeder Fund since the power residing in the respective boards and officers arises as a result of an official position with the respective funds.

Item 29.  Number of Holders of Securities

Title of Class	Number of Record Holders*

Units of Limited Liability Company Interests	0

*  As of May 31, 2011.

Item 30.  Indemnification

Section 3.7 of the Registrant’s Limited Liability Company Agreement states as follows:

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.  Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

(b)           Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

(c)           Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(d)           As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(e)           In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(f)            An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses, provided that Section 3.7(e) shall not limit the rights of the Fund pursuant to Section 2.10.

(g)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(h)           To the extent permitted by applicable law, the Advisor, the Sponsor, the Servicing Agent, the Placement Agent and the Administrator, and any other party serving as the investment advisor, sponsor, servicing agent, placement agent or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Investment Management Agreement, the Sponsor Agreement, the Servicing Agreement, the Placement Agent Agreement, the Administration Agreement or any agreement between any such party and the Fund.

Item 31.  Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Center Coast Capital Advisors, LP (the “Advisor”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Advisor, and each director, executive officer, managing member or partner of the Advisor, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-67957), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (i) the Registrant, (ii) the Registrant’s Administrator, and/or (iii) the Registrant’s counsel.  The address of each is as follows:

1.	Center Coast Core MLP Fund I, LLC
c/o Registered Fund Solutions, LLC
125 Maiden Lane
New York, NY 10038

2.	UMB Fund Services, Inc.
803 W Michigan
Milwaukee, WI 53233

3.	Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston in the State of Texas on the 31st day of May, 2011.

Center Coast Core MLP Fund I, LLC

By:	/s/ Dan. C. Tutcher
Name: Dan C. Tutcher
Title: President

Exhibit Index

(a)(2)	Certificate of Limited Liability Company

(h)	Form of Placement Agency Agreement

(g)	Form of Investment Management Agreement

(j)	Form of Custody Agreement

(k)(1)	Form of Administration Agreement

(k)(2)	Form of Escrow Agreement

(k)(3)	Form of Sponsor Agreement

(k)(4)	Form of Fund Servicing Agreement

(k)(5)	Form of Expense Limitation and Reimbursement Agreement

(n)	Tax Opinion of Drinker Biddle & Reath LLP

(r)(1)	Code of Ethics of the Registrant

(r)(2)	Code of Ethics of Center Coast Capital Advisors, LP